As filed with the Securities and Exchange Commission on May 15, 2020
1933 Act Registration File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No.	[ ]
(Check appropriate box or boxes)
HOTCHKIS AND WILEY FUNDS
(Exact Name of Registrant as Specified in Charter)
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5704
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (213) 430-1000
Anna Marie Lopez
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5704
(Name and Address of Agent for Service)
Copies to:
Joseph Mannon, Esq.
Vedder Price P.C.
222 North LaSalle Street, 26th Floor
Chicago, IL 60601

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered:	Shares of beneficial interest, $0.001 par value per share, of the Hotchkis & Wiley High Yield Fund

It is proposed that this filing become effective on the 30th day after filing, pursuant to Rule 488 under the Securities Act of 1933, as amended, unless effectiveness is accelerated as requested by the Registrant.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

The information in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Information Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
PRELIMINARY SHAREHOLDER LETTER, SUBJECT TO CHANGE, DATED [ ], 2020

Hotchkis & Wiley Capital Income Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-HW-FUNDS (1-866-493-8637)
June [ ], 2020
Dear Shareholder,
We are sending this material to you because you are a shareholder of the Hotchkis & Wiley Capital Income Fund (the “Acquired Fund”), a series of Hotchkis & Wiley Funds (the “Trust”). After careful consideration, Hotchkis & Wiley Capital Management, LLC (the “Advisor”), the Acquired Fund’s investment adviser, has recommended and the Board of Trustees (the “Board”) of the Trust has approved the reorganization of the Acquired Fund into the Hotchkis & Wiley High Yield Fund (the “Acquiring Fund” ), also an existing series of the Trust (each, a “Fund,” and together, the “Funds”) (the “Reorganization”). The Acquired Fund and the Acquiring Fund have substantially similar investment objectives and similar investment strategies and risks. The Acquiring Fund has both a lower management fee and a lower total annual operating expense ratio than the Acquired Fund.
As further explained in the enclosed Information Statement/Prospectus, the Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). Pursuant to the Reorganization Agreement, holders of Class I and Class A shares of the Acquired Fund will receive the equivalent aggregate net asset value of Class I and Class A shares, respectively, of the Acquiring Fund that the shareholder held immediately prior to the Reorganization. Class C and Class Z shares of the Acquired Fund are not currently available for sale. The shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. The Advisor is the investment adviser for both the Acquired Fund and the Acquiring Fund, and two of the three portfolio managers for the Acquired Fund are also portfolio managers for the Acquiring Fund. Following the Reorganization, the Acquiring Fund’s current portfolio managers will continue to be responsible for day-to-day portfolio management.
It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and, accordingly, shareholders of the Acquired Fund are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. The Advisor will pay the costs of the Reorganization (other than brokerage transaction costs associated with portfolio repositioning) whether or not the Reorganization is completed.

Until June 26, 2020, shareholders of the Acquired Fund will continue to be able to redeem or exchange their shares at the net asset value next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in good order. The Acquired Fund will be closed to purchases as of close of business on June 19, 2020. However, reinvestment of dividends or distributions will be allowed in the ordinary course until the last business day before the closing of the Reorganization.
More information on the Acquiring Fund, the reasons for the proposed Reorganization and benefits to the Acquired Fund’s shareholders and a comparison of the Funds’ principal investment strategies, risks, and policies is contained in the enclosed Information Statement/Prospectus. You should review the Information Statement/Prospectus carefully and retain it for future reference.
We are providing this document for your information only, since shareholder approval is not required to effect the Reorganization under the Trust’s charter documents, Delaware state law or the Investment Company Act of 1940.
The Reorganization is expected to close on or about the end of business on June 26, 2020.

Sincerely,

Anna Marie Lopez, President
Hotchkis & Wiley Funds

PRELIMINARY INFORMATION STATEMENT/PROSPECTUS, SUBJECT TO CHANGE,
DATED [ ], 2020

INFORMATION STATEMENT/PROSPECTUS
[ ], 2020
REORGANIZATION OF
Hotchkis & Wiley Capital Income Fund
(A series of Hotchkis & Wiley Funds)
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-HW-FUNDS (1-866-493-8637)

IN EXCHANGE FOR SHARES OF
Hotchkis & Wiley High Yield Fund
(A series of Hotchkis & Wiley Funds)
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-HW-FUNDS (1-866-493-8637)
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY
This Information Statement/Prospectus is being furnished to shareholders of the Hotchkis & Wiley Capital Income Fund (the “Acquired Fund” or “Capital Income Fund”), a series of Hotchkis & Wiley Funds (the “Trust”), in connection with an Agreement and Plan of Reorganization (the “Reorganization Agreement”) among the Acquired Fund, the Hotchkis & Wiley High Yield Fund (the “Acquiring Fund” or “High Yield Fund”), each a series of the Trust, and Hotchkis & Wiley Capital Management, LLC (the “Advisor”). The Reorganization Agreement provides for the reorganization of the Acquired Fund into the Acquiring Fund (each, a “Fund,” and together, the “Funds”) (the “Reorganization”). The Trust is an open-end investment management company organized as a Delaware statutory trust. The Advisor is the investment adviser to both the Acquired Fund and the Acquiring Fund and will continue to be responsible for providing investment advisory and portfolio management services to the Acquiring Fund following the Reorganization.

i

If you need additional copies of this Information Statement/Prospectus, please contact the Funds by calling 1-866-HW-FUNDS (1-866-493-8637) or by writing Hotchkis & Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Additional copies of this Information Statement/Prospectus will be delivered to you promptly upon request. For a free copy of the Acquired Fund’s semi-annual report for the fiscal period ended December 31, 2019, please contact Hotchkis & Wiley by calling 1-866-HW-FUNDS (1-866-493-8637) or by writing Hotchkis & Wiley Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
How the Reorganization Will Work

•
The Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange solely for Class I and Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

•
Immediately thereafter, the Acquiring Fund will pro rata distribute the Acquiring Fund’s shares, by class, to the Acquired Fund shareholders in complete liquidation and termination of the Acquired Fund.

•	The Funds will receive an opinion of counsel that the Reorganization qualifies as a tax-free reorganization for federal income tax purposes.
The Advisor and the Trust’s Board of Trustees (the “Board”) carefully considered the proposed Reorganization, as well as potential alternatives for the Acquired Fund, including its liquidation. After careful consideration, the Board approved the Reorganization. A copy of the form of the Reorganization Agreement is attached to this Information Statement/Prospectus as Appendix A. The Reorganization Agreement and the Reorganization are not required to be approved by the shareholders of the Acquired Fund. Accordingly, shareholders of the Acquired Fund are not being asked to vote on or approve the Reorganization Agreement or the Reorganization.
This Information Statement/Prospectus sets forth the basic information regarding the Reorganization Agreement and the Reorganization and constitutes an offering of shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund. You should read it and keep it for future reference.
For simplicity, actions are described in this Information Statement/Prospectus as being taken by either the Acquired Fund or the Acquiring Fund, although all actions are actually taken by the Trust, on behalf of the Acquired Fund and the Acquiring Fund.
The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this Information Statement/Prospectus:

•
The Prospectus and Statement of Additional Information dated August 29, 2019, only insofar as it relates to the Acquired Fund and the Acquiring Fund, dated August 29, 2019 (on file with the SEC (http://www.sec.gov) (File Nos. 811-10487; 333-68740) (Accession No. 0000894189-19-005946)), as supplemented April 30, 2020 and May 13, 2020 (on file with the SEC (http://www.sec.gov) (File No. 333-68740) (Accession Nos. 0000894189-20-003348; 0000894189-20-003753)).

•	The Annual Report on Form N-CSR of Hotchkis & Wiley Funds for the fiscal year ended June 30, 2019 (on file with the SEC (http://www.sec.gov) (File No. 811-10487) (Accession No. 0001104659-19-04790)).

•
The Semi-Annual Report on Form N-CSRS of Hotchkis & Wiley Funds for the fiscal period ended December 31, 2019 (on file with the SEC (http://www.sec.gov) (File No. 811-10487) (Accession No. 0001104659-20-026989)).

•	The Statement of Additional Information relating to this Information Statement/Prospectus dated [ ], 2020 (the “SAI”).

ii

Copies of these materials and other information about the Trust and the Funds are available upon request and without charge by writing to the address above or by calling the telephone number listed above. You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov.
This Information Statement/Prospectus will be mailed on or about June 12, 2020 to shareholders of record of the Acquired Fund as of May 22, 2020 (the “Record Date”).
Shareholder approval is not required to effect the Reorganization. No action on your part is required to effect the Reorganization.
The SEC has not approved or disapproved the Acquiring Fund’s shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.
An investment in the Acquiring Fund:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of your original investment

No person has been authorized to give any information or to make any representations other than those contained in this Information Statement/Prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust.

iii

SUMMARY
The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the Appendices and the Reorganization Agreement, the form of which is attached as Appendix A, and the SAI, because they contain details that are not in this summary.
As used herein, the term “Reorganization” refers collectively to: (1) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class I and Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (2) the pro rata distribution, by class, of the Acquiring Fund shares received by the Acquired Fund to the Acquired Fund shareholders in complete liquidation and termination of the Acquired Fund. As a result of the Reorganization, you will receive shares of the Acquiring Fund that will have a total value equal to the total value of your shares in the Acquired Fund, with such values determined in each case as of the Valuation Time (as defined below). The class or classes of the Acquiring Fund shares that you will receive in connection with the Reorganization will be the same as the class or classes of the Acquired Fund shares that you own immediately prior to the closing of the Reorganization.
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the federal income tax consequences of the Reorganization, see the sections entitled “Summary — Material Federal Income Tax Consequences of the Reorganization” and “Information About the Reorganization — Material Federal Income Tax Consequences” in this Information Statement/Prospectus.
Comparison of the Capital Income Fund to the High Yield Fund

	Hotchkis & Wiley Capital Income Fund (Acquired Fund)	Hotchkis & Wiley High Yield Fund (Acquiring Fund)
Comparison of Management & Organization

Form of Organization	A diversified series of the Trust, an open-end investment management company organized as a Delaware statutory trust.	Same.
Net Assets as of December 31, 2019 (the Funds’ most recent fiscal period end)	$22,459,054	$2,360,817,209
Investment Adviser and Portfolio Managers	Investment Adviser: Hotchkis & Wiley Capital Management, LLC Portfolio Managers: Mark Hudoff, Patrick Meegan, and Noah Mayer	Same. Ray Kennedy, CFA, Mark Hudoff, Patrick Meegan, and Richard Mak, CFA
Comparison of Fees & Expenses
Management Fees	Management Fee: For its services under the advisory agreement, the Advisor is entitled to receive for the Capital Income Fund an annual management fee of 0.65% of average daily net assets.	Management Fee: For its services under the advisory agreement, the Advisor is entitled to receive for the High Yield Fund an annual management fee of 0.55% of average daily net assets.
Other Fees
Administration Fees:  The Fund pays a separate fee for administration, fund accounting and transfer agency services to U.S. Bank Global Fund Services (“Fund Services”). Additionally, the Fund pays separate fees for custodial services to Brown Brothers Harriman & Co.
Administration Fees: Same.

	Hotchkis & Wiley Capital Income Fund (Acquired Fund)	Hotchkis & Wiley High Yield Fund (Acquiring Fund)
Expense Limitation Agreements
The Advisor  has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 31, 2021 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits: Class I – 0.80% and Class A – 1.05%. The agreement may only be terminated with the consent of the Board of Trustees.

The Advisor has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 31, 2021 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits: Class I – 0.70%, Class A – 0.95%. The agreement may only be terminated with the consent of the Board of Trustees.

Actual Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement
The actual Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement for the six months ended December 31, 2019 were 1.50% for the Class I shares and 1.79% for the Class A shares.

The actual Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement for the six months ended December 31, 2019 were 0.75% for the Class I shares and 1.02% for the Class A shares.

Distribution
Quasar Distributors, LLC provides distribution services to the Fund.

The distribution plan for the Class A shares (the “Distribution Plan”) provides that each Fund pays a distribution and service fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets of the Class A shares of the relevant Fund, in order to compensate the distribution coordinator, as appointed by the Board, and selected securities brokers or other financial intermediaries in connection with providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to securities brokers and other intermediaries for selling Class A shares of that Fund.
Same. Same.
Comparison of Investment Objectives and Principal Investment Strategies
Investment Objective
The Fund seeks high current income and long‑term growth of income, as well as capital appreciation. The Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval.

The Fund seeks high current income combined with the opportunity for capital appreciation to maximize total return. The Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval.

	Hotchkis & Wiley Capital Income Fund (Acquired Fund)	Hotchkis & Wiley High Yield Fund (Acquiring Fund)
Principal Investment Strategies
The Fund normally invests in a diversified portfolio of debt and equity securities.

The equity securities in which the Fund invests consist primarily of common and preferred stocks with market capitalizations greater than $1 billion.

Debt securities include all varieties of fixed, floating and variable rate instruments, convertible securities and investment grade and below investment grade fixed income securities (commonly known as “junk bonds”). The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields that the Advisor believes are attractive.

The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forward contracts or derivatives such as options, futures contracts or swap agreements, rated below investment grade (i.e., rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or, if unrated, determined by the Advisor to be of comparable quality).[1]

Below Investment Grade Securities	The Fund may invest up to 100% of its total assets in bonds rated below investment grade, including a portion in defaulted securities.
As noted above, the Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in junk bonds rated below investment grade (i.e., rated Baa or below).

The Fund may not invest more than 10% of its total assets in fixed income securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Advisor to be of comparable quality.

Portfolio Duration	No such policy.
The average portfolio duration of the Fund normally will vary within two years (plus or minus) of the duration of the ICE BofAML BB-B U.S. High Yield Constrained Index, which as of June 30, 2019 was 3.47 years. Duration measures the price sensitivity of a bond to changes in interest rates, calculated by the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.  For example, the share price of a fund with a duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.

Non-U.S. Investments	The Fund may invest up to 25% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers.
The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

Mortgage- or Asset-Backed Securities	The Fund may invest in mortgage- or asset-backed securities.	Same.

	Hotchkis & Wiley Capital Income Fund (Acquired Fund)	Hotchkis & Wiley High Yield Fund (Acquiring Fund)
Derivative Instruments
Generally, the Fund may use derivatives as a means of hedging risk and to obtain exposure to markets, currencies, interest rates, sectors and individual issuers. The derivative instruments that the Fund may normally use include futures, forwards, options, swaps and other similar instruments.

As noted above, the Fund invests in a diversified portfolio of high yield securities, which may be represented by forward contracts or derivatives such as options, futures contracts or swap agreements. For purposes of the 80% test, derivatives will be valued at market value rather than notional value.

Money Market Instruments
To meet redemptions and when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. To the extent that a Fund invests in a money market mutual fund, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market mutual fund’s advisory fees and operational expenses.
Same.
Temporary Defensive Investments
The Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds, money market mutual funds and other money market instruments in response to adverse market, economic or political conditions. A Fund may not achieve its objective using this type of investing.
Same.
Comparison of Purchase, Redemption, and Exchange Procedures
Buying Shares	You may buy shares directly from the Fund through its transfer agent or through third-party financial intermediaries.	Same.
Exchange Privilege
You can exchange your shares of a Fund for shares in an identically registered account of another Hotchkis & Wiley Fund subject to the policies and procedures adopted by the participating securities dealer or other financial intermediary and to the policies described in the Fund’s prospectus. The minimum exchange amount is $1,000. Exchanges are generally considered a sale for federal income tax purposes.

Class A and Class I shares of the Fund are generally exchangeable for shares of the same class of another Hotchkis & Wiley Fund.
Same.

	Hotchkis & Wiley Capital Income Fund (Acquired Fund)	Hotchkis & Wiley High Yield Fund (Acquiring Fund)
Selling Shares
The Fund will process redemption and exchange orders that they receive in good order prior to the close of regular trading on a day that the NYSE is open at the net asset value (“NAV”) determined for that day. The Fund will process redemption and exchange orders that they receive in good order after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open.
If the account is registered in your name, you may sell your shares by contacting the Fund by mail or telephone as described in detail in the Fund’s Prospectus. Redemptions may also be made through third-party financial intermediaries, such as fund supermarkets or broker-dealers, who may charge a commission or other transaction fee.
Same.

Additional Information on Investment Restrictions
With the exception of each Fund’s restrictions on issuing senior securities, borrowing money, or pledging its assets, the Acquired Fund and the Acquiring Fund have the same fundamental investment restrictions. Neither Fund may issue senior securities, borrow money or pledge its assets except that either Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. However, the Acquired Fund may not purchase any additional portfolio securities while such borrowings are outstanding; while the Acquiring Fund may purchase additional securities while such borrowings are outstanding. For a complete description of the Fund’s fundamental investment policies and restrictions, see Appendix B.
Additional Information About The Funds’ Investment Strategies
Capital Income Fund. The Advisor follows a value style that emphasizes owning select securities that, in the opinion of the Advisor, offer exceptional value independent of whether those securities are represented in the Fund’s benchmarks. The Advisor believes that value investment strategies provide greater risk-adjusted returns than growth investment strategies. Additionally, the Advisor believes that over the long term, investors are better served owning low-expectation stocks that trade at discounts to the value of their future cash flows than high-expectation stocks that trade at premiums. The Advisor identifies these investment opportunities by employing a disciplined, bottom-up research process that emphasizes internally generated fundamental research whose consistent application seeks to maximize long-term performance. The Fund’s holdings may differ significantly from its benchmarks.
The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields that the Advisor believes are attractive.
In selecting debt securities for the Fund, the Advisor develops an outlook for credit markets, interest rates, currency exchange rates and the economy, analyzes individual credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Advisor’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

In selecting equity securities for the Fund, the Advisor seeks to invest in undervalued stocks with high cash dividends and strong balance sheets. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. The Fund evaluates each sell candidate based on its specific risk and return characteristics which include: (1) relative valuation; (2) fundamental operating trends; (3) deterioration of fundamentals; and (4) diversification guidelines.
High Yield Fund. The Advisor attempts to identify areas of the bond market that are undervalued relative to the rest of the market.
In selecting securities for the Fund, the Advisor develops an outlook for credit markets, interest rates, currency exchange rates and the economy, analyzes individual credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Advisor’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.
Other Consequences of the Reorganization
Management Fee and Structure.
Hotchkis & Wiley Capital Management, LLC (previously defined as, the “Advisor”) serves as the investment adviser to both the Acquired Fund and the Acquiring Fund. After the Reorganization, the Advisor will continue to serve as investment adviser to the Acquiring Fund. Under separate investment advisory agreements with each Fund, each Fund compensates the Advisor for its investment advisory services as shown in the table below. For the twelve months ended June 30, 2019, the Advisor received the following net management fees as a percentage of average daily net assets. The “net” management fee reflects the amount received because the Advisor was required to waive a portion of its fees pursuant to the expense limitation agreement described below:

	Annual Advisory Fee	Net Advisory Fee Received (after waivers )
Capital Income Fund	0.65%	0.10%
High Yield Fund	0.55%	0.50%
The investment advisory agreement is further described under “Additional Information About the Funds – Investment Advisory Agreement,” below.

Expense Limitation
The Advisor has contractually agreed to reduce its fees and/or reimburse the Acquired Fund and the Acquiring Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed the amounts in the table below. This expense limitation agreement will continue in effect until August 31, 2021.  The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of any sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization, and extraordinary expenses that are excluded from the calculation.
The table below sets forth the expense limits agreed to by the Advisor for each Fund and share class, as a percentage of the Fund’s average daily net assets.

	Capital Income Fund (Acquired Fund)	High Income Fund (Acquiring Fund)
Class I	0.80%	0.70%
Class A	1.05%	0.95%
Past Performance
The following performance information provides some indication of the risks of investing in the Funds. The bar charts below illustrate how each Fund’s total returns have varied from year to year. The returns in the bar chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at http://www.hwcm.com/literature or by calling the Funds toll-free at 1‑866‑HW-FUNDS (1-866-493-8637).
Hotchkis & Wiley Capital Income Fund – Class I
Calendar Year Total Returns as of December 31
The calendar year-to-date return for the Capital Income Fund’s Class I shares as of March 31, 2020 was -31.82%. During the period shown in the bar chart, the highest return for a calendar quarter was 10.01% (quarter ended December 31, 2011) and the lowest return for a calendar quarter was -15.27% (quarter ended December 31, 2018).

Hotchkis & Wiley High Yield Fund – Class I
Calendar Year Total Returns as of December 31
The calendar year-to-date return for the High Yield Fund’s Class I shares as of March 31, 2020 was -17.19%. During the period shown in the bar chart, the highest return for a calendar quarter was 7.89% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was ‑7.87% (quarter ended September 30, 2011).

Average Annual Total Returns

The first table below, which includes all applicable fees and sales charges, illustrates how the Capital Income Fund’s average annual returns for 1 and 5 years and since inception compare with those of broad measures of market performance and an index that reflects the market sectors in which the Fund invests.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The inception dates for the Capital Income Fund’s Class I and Class A shares are December 31, 2010 and February 28, 2011, respectively.  Because Class C and Class Z shares of the Fund are not currently offered to investors, performance information for those share classes is not available. Performance figures prior to the inception date of Class A shares are based on the historical performance of the original share class (Class I) of the Fund adjusted to reflect the higher operating expenses of Class A shares and the sales charge of Class A shares.
The second table below, which includes all applicable fees and sales charges, illustrates how the High Yield Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The inception dates for the High Yield Fund’s Class I and Class A shares are March 31, 2009 and May 29, 2009, respectively.  Performance figures prior to the inception date of Class A shares are based on the historical performance of the original share class (Class I) of the Fund adjusted to reflect the higher operating expenses of Class A shares and the sales charge of Class A shares.

Average Annual Total Returns as of December 31, 2019
Capital Income Fund	1 Year	5 Years	Since Inception (12/31/10)
Return Before Taxes – Class I	16.26%	4.96%	8.36%
Return After Taxes on Distributions – Class I	14.78%	3.13%	6.35%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	9.90%	3.13%	5.93%
Return Before Taxes – Class A	10.57%	3.75%	7.87%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.39%
ICE BofAML U.S. Corporate, Government and Mortgage Index (reflects no deduction for fees, expenses or taxes)	8.96%	3.11%	3.51%

Average Annual Total Returns as of December 31, 2019
High Yield Fund	1 Year	5 Years	10 Years
Return Before Taxes – Class I	9.57%	4.93%	7.22%
Return After Taxes on Distributions – Class I	6.98%	2.23%	4.26%
Return After Taxes on Distributions and Sale of Fund Shares – Class I	5.63%	2.55%	4.37%
Return Before Taxes – Class A	5.24%	3.86%	6.53%
ICE BofAML BB-B U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	15.10%	6.11%	7.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.
The Funds’ Fees and Expenses
The following Summary of Fund Fees and Expenses shows the current fees and expenses for the Capital Income Fund compared to the High Yield Fund (based on the six months ended December 31, 2019, annualized) and the pro forma fees and expenses of the High Yield Fund for the same period assuming the Reorganization had occurred as of the beginning of the six month period ended December 31, 2019. Shareholders of the Capital Income Fund will not pay any sales load, commission, or other similar fee in connection with the Acquiring Fund shares received in the Reorganization. However, the holding period related to any deferred sales charge applicable to shares of the Capital Income Fund will carry over to shares of the Acquiring Fund received as part of the Reorganization. Each of the Funds is subject to certain annual operating Fund expenses as indicated in the Summary below.

Summary of Fund Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Capital Income Fund (Class I)	Capital Income Fund (Class A)	High Yield Fund (Class I)	High Yield Fund (Class A)	High Yield Fund (Class I) (Pro Forma)	High Yield Fund (Class A) (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None	3.75%	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None (a)	None	None (a)	None	None (a)
Redemption Fee (as a % of amount redeemed on shares held for 90 days or less)	None	None	None (b)	None (b)	None (b)	None (b)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Capital Income Fund (Class I)	Capital Income Fund (Class A)	High Yield Fund (Class I)	High Yield Fund (Class A)	High Yield Fund (Class I) (Pro Forma)	High Yield Fund (Class A) (Pro Forma)
Management Fee	0.65%	0.65%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%	None	0.25%
Other Expenses	0.85%	0.89%	0.20%	0.22%	0.20%	0.22%
Total Annual Fund Operating Expenses	1.50%	1.79%	0.75%	1.02%	0.75%	1.02%
Fee Waiver and/or Expense Reimbursement	-0.70%	-0.74%	-0.05%	-0.07%	-0.05%	-0.07%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement (c) (d)	0.80%	1.05%	0.70%	0.95%	0.70%	0.95%
(a) You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b) Effective September 30, 2019, the redemption fee for the High Yield Fund was eliminated.

(c) For the Capital Income Fund, Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 31, 2021 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits: Class I - 0.80% and Class A - 1.05%. The agreement may only be terminated with the consent of the Board of Trustees.

(d) For the High Yield Fund, Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 31, 2021 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits: Class I - 0.70% and Class A - 0.95%. The agreement may only be terminated with the consent of the Board of Trustees.

Example
The Example is intended to help you compare the costs of investing in the Capital Income Fund with the cost of investing in the High Yield Fund, assuming the Reorganization has been completed. The Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that each Fund’s total operating expenses remain the same (taking into account each Fund’s Expense Cap for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Hotchkis & Wiley Capital Income Fund
Class I	$82	$405	$752	$1,731
Class A	$577	$943	$1,333	$2,422
Hotchkis & Wiley High Yield Fund
Class I	$72	$235	$412	$926
Class A	$468	$681	$911	$1,570
Hotchkis & Wiley High Yield Fund (Pro Forma)
Class I	$72	$235	$412	$926
Class A	$468	$681	$911	$1,570

The information presented above is for informational purposes as of a specific point in time in the past. Actual financial information will depend on market conditions at the time of the Reorganization and may vary significantly from the information shown, particularly in light of uncertainties regarding the current health crisis resulting from the novel coronavirus known as COVID-19 and the economic and financial repercussions of such crisis.
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance

During the most recent fiscal year, the portfolio turnover rate for the Capital Income Fund was 43% of the average value of its portfolio. For the six months ended December 31, 2019, the portfolio turnover rate for the Capital Income Fund was 12% of the average value of its portfolio. During the most recent fiscal year, the portfolio turnover rate for the High Yield Fund was 41% of the average value of its portfolio. For the six months ended December 31, 2019, the portfolio turnover rate for the High Yield Fund was 23% of the average value of its portfolio.

Material Federal Income Tax Consequences of the Reorganization
As a condition to closing the Reorganization, the Funds will receive an opinion from Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that Acquired Fund shareholders will not and the Acquired Fund generally will not recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. However, prior to the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquired Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Acquired Fund’s shareholders for federal income tax purposes.
In addition, as discussed below, prior to the Reorganization, the Acquired Fund will sell certain securities in order to better align its portfolio with the Acquiring Fund’s portfolio. Gains, if any, from such portfolio sales may result in increased distributions of net capital gain and net investment income. The actual market prices and capital gains or losses experienced by the Acquired Fund will depend on market conditions at the time of the portfolio repositioning and may vary significantly under volatile market conditions such as those experienced during the first half of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19.
For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “Information About the Reorganization — Material Federal Income Tax Consequences,” below.
Until June 26, 2020, shareholders of the Acquired Fund will continue to be able to redeem or exchange their shares at the net asset value next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in good order. Generally, such redemption would be a taxable transaction to the shareholder for federal income tax purposes.
The preceding is only a summary of certain information contained in this Information Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Information Statement/Prospectus, the Prospectuses and Statements of Additional Information of the Capital Income Fund and the High Yield Fund, and the Reorganization Agreement. Shareholders should read this entire Information Statement/Prospectus carefully.
COMPARISON OF PRINCIPAL RISKS
A discussion regarding certain principal risks of investing in the Acquired Fund and the Acquiring Fund is set forth below. Where applicable, differences between the Acquired Fund and the Acquiring Fund have been highlighted. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Funds’ Prospectus and the Statement of Additional Information. As with any mutual fund, the value of a Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in a Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on a Fund’s portfolio as a whole are called “principal risks.”

The following table compares the principal investment risks of the Funds:

	Capital Income Fund	High Yield Fund
Market Risk	X	X
Style Risk	X
Fixed Income Securities Risk	X	X
High Yield Risk	X	X
Equity Securities Risk	X
Active Management Risk	X	X
Capitalization Risk	X
Security Selection Risk	X	X
Income Risk	X	X
Issuer Risk	X	X
Foreign (Non-U.S.) Investment Risk	X	X
American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) Risk	X
Interest Rate Risk	X	X
Credit Risk	X	X
Call Risk	X	X
Mortgage-Related and Other Asset-Backed Securities Risk	X	X
Contingent Convertible Securities Risk	X	X
Emerging Market Risk		X
Liquidity Risk	X	X
Derivatives Risk	X	X
Currency Risk	X	X
Credit Ratings and Unrated Securities Risk	X	X
Leverage Risk	X	X
Large Shareholder Risk	X	X

Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.  For example, the novel coronavirus (COVID-19), which was first reported in China in December 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity as well as the widespread shutdown of large sections of world economies.
Style Risk (Capital Income Fund only). The Advisor follows an investing style that favors value investments.  Value investing style may over time go in and out of favor in certain market cycles.  At times when the value investing style is out of favor the Fund’s performance may be negatively impacted.  Investors should be prepared to tolerate volatility in Fund returns.

Fixed Income Securities Risk.  Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
High Yield Risk.  The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities of similar maturity.  An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.
Equity Securities Risk (Capital Income Fund only).  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.
Active Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s respective benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.
Capitalization Risk (Capital Income Fund only). Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.
Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmarks.
Income Risk.  The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates.  If the income is reduced, distributions by the Fund to shareholders may be less.
Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.
Adverse political, economic or social developments, as well as U.S. and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.
Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar-denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) Risk (Capital Income Fund only).  ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.
Interest Rate Risk.  Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.  Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates.  Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Credit Risk.  The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.
Call Risk. Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Mortgage-Related and Other Asset-Backed Securities Risk.  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Asset-backed securities are subject to risks similar to those associated with mortgage-related securities.
Contingent Convertible Securities Risk.  The risks of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.
Emerging Markets Risk (High Yield Fund only). Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies.  These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.
Liquidity Risk. To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), the Fund may either be forced to accept a lower price for it or may have to continue to hold the security.  Either outcome could adversely affect Fund performance.  The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities and/or the Fund may sell at a time or price that is not advantageous in order to meet redemption requests.  Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer which may be magnified in a rising interest rate environment or other circumstances where redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to meet redemption requests in extreme conditions and may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk.
Derivatives Risk.  A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or manage cash.  The Fund’s use of derivative instruments (such as futures, swaps and structured securities) involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction.
Currency Risk.  If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Credit Ratings and Unrated Securities Risk. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase.  To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.
Leverage Risk.  Leverage risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.
Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending.

INFORMATION ABOUT THE REORGANIZATION
Reasons for the Reorganization. Hotchkis & Wiley Capital Management, LLC is the investment adviser to both the Acquired Fund and the Acquiring Fund. The Acquired Fund commenced operations on December 31, 2010, and the Acquiring Fund commenced operations on March 31, 2009. The Acquired Fund and Acquiring Fund have very similar investment objectives and strategies. The Advisor proposed the Reorganization as the Acquired Fund experienced losses and a decrease in assets related to the recent market disruptions arising from the spread of COVID-19.
The Advisor believes that combining the Acquired Fund and the Acquiring Fund will benefit shareholders of the Acquired Fund who wish to maintain investments in a similar strategy, and because the Acquiring Fund has lower total fund operating expenses than the Acquired Fund. Combining the portfolios avoid liquidation of the Acquired Fund. In considering the Advisor’s recommendation, the Board considered a number of factors which are discussed in more detail below, including potential alternatives to the Reorganization. The Advisor will pay the costs of the Reorganization (other than brokerage transaction costs associated with portfolio repositioning) whether or not the Reorganization is completed.
Following the Reorganization, the investment advisory fee paid by shareholders of the Acquiring Fund will be lower than the investment advisory fee paid by shareholders of the Acquired Fund. The Advisor will maintain the Acquiring Fund expense cap through at least August 31, 2021. The Acquiring Fund expense cap is 0.70% and 0.95% for Class I and Class A shares, respectively, which is lower than the current Acquired Fund expense cap of 0.80% and 1.05% for Class I shares and Class A shares, respectively. For both Funds, the expense limitation excludes sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses.
Reorganization Agreement. The Reorganization Agreement sets forth the terms by which the Acquired Fund will be reorganized into the Acquiring Fund. The form of the Reorganization Agreement is attached as Appendix A and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement. The following sections summarize the material terms of the Reorganization Agreement and the federal income tax treatment of the Reorganization.
The Reorganization. The Reorganization Agreement provides that upon the transfer of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, the Acquiring Fund will issue to the Acquired Fund that number of full and fractional Acquiring Fund shares having an aggregate net asset value equal in value to the aggregate net asset value of the Acquired Fund, calculated on or about June 26, 2020 or such other date as the parties may agree to in writing (the “Closing Date”). Immediately thereafter, the Acquired Fund will redeem all its shares in exchange for the Acquiring Fund shares received by it and will distribute such shares, by class, to the shareholders of the corresponding class of the Acquired Fund in complete liquidation of the Acquired Fund. The Acquired Fund shareholders will receive the Acquiring Fund shares based on their holdings in the Acquired Fund as of the close of business on the NYSE on the Closing Date (the “Valuation Time”). Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations.
Fund Services, the administrative and accounting agent for the Funds, will compute the value of each Fund’s assets, including portfolio securities, as of the close of business on the Valuation Time. The method of valuation employed will be consistent with the Trust’s Agreement and Declaration of Trust, as amended, and the Trust’s valuation procedures approved by the Board and currently in effect with respect to the Funds. The number of Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s net assets shall be determined with respect to each class by dividing the net assets attributable to such class of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund. Such shares will be held in an account with the Acquiring Fund identical in all material respects to the account currently maintained by the Acquired Fund for such shareholder.

Until June 26, 2020, shareholders of the Acquired Fund will continue to be able to redeem or exchange their shares at the net asset value next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in good order. Redemption requests received by the transfer agent after June 26, 2020 will be treated as requests received for the redemption of shares of the Acquiring Fund received in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund, and the transfer agent’s books of the Acquired Fund will be permanently closed.
The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel addressed to the Funds with respect to certain federal income tax issues, as more fully described in “Material Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement.
The Reorganization Agreement may be terminated (1) by the mutual agreement of the Acquired Fund and the Acquiring Fund; (2) at or prior to the closing by either party (a) because of a breach by any party of any representation, warranty, or agreement contained in the Reorganization Agreement to be performed at or prior to the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, or (b) because a condition in the Reorganization Agreement expressed to be precedent to the obligations of the terminating party has not been met or waived and it reasonably appears that it will not or cannot be met; (3) upon the occurrence of an event which has a material adverse effect upon the Reorganization; or (4) a determination by the Board that the consummation of the transactions contemplated in the Reorganization Agreement is not in the best interests of the Acquired Fund or Acquiring Fund.
The Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.
Repositioning of the Acquired Fund’s Portfolio Assets. Due to the Acquired Fund’s holding of equity securities, the Acquired Fund expects to reposition approximately 53% of its portfolio assets prior to the Reorganization. Therefore, the Acquired Fund will incur costs related to the repositioning of the Acquired Fund’s portfolio in the form of brokerage commissions and other trading-related costs. The Advisor estimates brokerage commission and other trading-related costs of approximately $12,000 in the aggregate or $0.012 per share based on the Acquired Fund’s portfolio as of May 14, 2020.
The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of other available capital losses and any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Acquired Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of other available capital losses and any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Acquired Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes. The Acquired Fund will declare a final dividend to distribute any undistributed net investment income and net capital gains (including any gains with respect to the realignment of its portfolio) prior to the Valuation Time, which distribution may be taxable to shareholders of the Acquired Fund.
If the Acquired Fund’s portfolio had been repositioned on May 14, 2020, there would have been no net realized capital gains or ordinary income and as such the capital gain and ordinary income distribution per share would have been $0.00. The actual amount of any capital gain or loss to the Acquired Fund will depend on market conditions and portfolio holdings at the time the portfolio is repositioned and on the identity of the securities disposed of at that time, and so may differ from the estimate provided above.
The Advisor may continue to buy or sell portfolio securities for the Acquiring Fund in the normal course of business.

Material Federal Income Tax Consequences. Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Acquired Fund. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Information Statement/Prospectus, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.
This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of the Acquired Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special tax rules or treatment.
In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.
Note: Acquired Fund shareholders are urged to consult their own tax advisers to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.
As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
1.    The transfer by the Acquired Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund shares so received by the Acquired Fund to the Acquired Fund shareholders of record in complete liquidation of the Acquired Fund and the termination of the Acquired Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.
2.    No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the Acquired Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.
3.    No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.
4.    No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Acquired Fund solely for Acquiring Fund shares.
5.    The aggregate basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder.
6.    The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder in the Reorganization will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder, provided the Acquired Fund shares are held as capital assets at the effective time of the Reorganization.
7.    The basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately before the effective time of the Reorganization.

8.    The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.
No opinion will be expressed as to (1) the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any Acquired Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset whether or not such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.
Such opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes.
Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. A successful challenge to the tax-free status of the Reorganization by the IRS would result in the Acquired Fund recognizing gain or loss on the transfer of its assets to the Acquiring Fund and each Acquired Fund shareholder recognizing a taxable gain or loss equal to the difference between that shareholder’s basis in its Acquired Fund shares and the fair market value, as of the time of the Reorganization, of the Acquiring Fund shares received in exchange therefor. In such event, a shareholder’s aggregate basis in the shares of the Acquiring Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held the Acquired Fund shares. If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this transaction. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders should consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state, local or foreign tax laws given each shareholder’s own particular tax circumstances.
Prior to the Valuation Time, the Acquired Fund will declare and pay a distribution or distributions to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and realized net capital gains, if any, through the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Acquired Fund paid federal income tax).
To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary.

To the extent that a portion of the Acquired Fund’s portfolio assets are sold prior to the Reorganization, including sales in connection with the repositioning described below, the federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Acquired Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any other available capital losses and any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Acquired Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any other available capital losses and any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Acquired Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.
The Acquired Fund will experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Acquired Fund realizes net losses from the sale of portfolio securities as part of the portfolio repositioning, the net capital gain or net investment income to be distributed by the Acquired Fund prior to the closing of the Reorganization will be reduced. In the event the Acquired Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Acquired Fund will be increased if such income or gain cannot be offset by other capital losses or available capital loss carryforwards. The actual market prices and capital gains or losses experienced by the Acquired Fund will depend on market conditions at the time of the portfolio repositioning and may vary significantly under volatile market conditions such as those experienced during the first half of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19.
After the Reorganization, the Acquiring Fund’s ability to use the Acquired Fund’s or the Acquiring Fund’s pre-Reorganization realized and unrealized capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.
Shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Acquired Fund or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Acquired Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.
At June 30, 2019, the Acquired Fund had short-term capital loss carryforwards of $287,132, with no expiration. At June 30, 2019, the Acquiring Fund had short-term capital loss carryforwards of $914,699, with no expiration, and long-term capital loss carryforwards of $122,026,696, with no expiration.
Shareholders of the Acquired Fund may redeem their shares on or before June 26, 2020. Generally, such redemption would be a taxable transaction. Shareholders are advised to consult their own tax advisers regarding the U.S. federal income tax consequences of any such redemption, as well as the effects of state, local and non-U.S. tax laws.

Board Considerations
On May 12, 2020, the Board of the Trust met to consider the proposed Reorganization of the Acquired Fund into the Acquiring Fund. The Board reviewed and evaluated such information as it deemed necessary to consider the Reorganization. The Independent Trustees were assisted in their review of the information by independent legal counsel. In considering and approving the Reorganization, the Board considered future prospects for the Acquired Fund and the advantages of reorganizing the Acquired Fund into the Acquiring Fund. Among other things, the Board reviewed the overall proposal for the Reorganization, the principal terms and conditions of the Reorganization Agreement, including that the Reorganization was expected to qualify as a tax-free reorganization for federal income tax purposes, and certain other materials provided to the Board.
In considering the Reorganization, the Board took into account a number of factors. Some of the more prominent considerations are discussed further below. The Board considered the following matters, among others and in no order of priority:
•The Acquired Fund and the Acquiring Fund have substantially similar investment objectives and have similar principal investment strategies and risks;
•With the exception of each Fund’s restrictions on issuing senior securities, borrowing money, or pledging its assets, the Acquired Fund and the Acquiring Fund have the same fundamental investment restrictions;

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The Acquired Fund’s fundamental policy on borrowing is not materially different than the Acquiring Fund’s fundamental policy on borrowing; the Acquiring Fund’s policy is more permissive, in that neither Fund may issue senior securities, borrow money or pledge its assets except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. However, the Acquired Fund may not purchase any additional portfolio securities while such borrowings are outstanding; while the Acquiring Fund may purchase additional securities while such borrowings are outstanding.

•Two of the Acquired Fund’s portfolio managers also serve as portfolio managers of the Acquiring Fund, and all of the Acquiring Fund’s portfolio managers will continue to be responsible for day-to-day management of the portfolio following the Reorganization;
•The long-term viability of the Acquired Fund due to its small asset base and recent performance history;
•The costs and expenses of any portfolio repositioning before the closing are not expected to be material to the shareholders of the Acquired Fund;
•The Acquiring Fund has a lower management fee than the Acquired Fund;
•The Total Annual Fund Operating Expenses After Fee Wavier and/or Expense Reimbursement for each class of the Acquiring Fund are lower than the Total Annual Fund Operating Expenses After Fee Wavier and/or Expense Reimbursement of each class of the Acquired Fund;
•The Advisor’s agreement to limit the Acquiring Fund’s expenses through August 31, 2021;
•The comparative investment performance of the Funds, including the Acquiring Fund’s longer performance history and that the combined assets of the Funds would allow the Advisor to more efficiently implement the Acquiring Fund’s strategy;
•The Acquiring Fund will be the accounting/performance survivor in the Reorganization;

•The Board will continue to oversee the Acquiring Fund;
•The Reorganization, as contemplated by the Reorganization Agreement, is expected to qualify as a tax‑free reorganization for federal income tax purposes;
•The total cost of the Reorganization is approximately $125,000, and the expenses will be paid by the Advisor (other than brokerage transaction costs associated with portfolio repositioning);
•The absence of any material differences in the rights of shareholders of the Funds; and
•The Advisor’s representation that the interests of the current shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization.
The Board also considered that the Advisor was subject to certain conflicts of interest in recommending the Reorganization. The Board noted and considered that the Reorganization would relieve the Advisor of the obligation to continue to subsidize the Acquired Fund, while retaining the assets by combining them with the Acquiring Fund.
The Board also considered alternatives to the Reorganization, such as the liquidation of the Acquired Fund. In considering the alternative of liquidation and its potential tax consequences to shareholders, the Board noted that (1) Acquired Fund shareholders not wishing to become part of the Acquiring Fund could redeem or exchange their shares of the Acquired Fund at any time prior to closing without penalty and (2) that the Reorganization would allow shareholders of the Acquired Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with a similar investment strategy managed by the very same investment adviser and in a substantially similar manner.
Furthermore, the Board considered that Rule 17a-8(a)(3) under the Investment Company Act of 1940 (the “1940 Act”) permits a merger of affiliated companies without obtaining shareholder approval if certain conditions are met as noted below:
•No fundamental policy of the merging company is materially different from the fundamental policy of the surviving company;
•No advisory contract between the merging company is materially different from an advisory contract of the surviving company;
•Trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders, will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and
•Any distribution fees authorized to be paid by the surviving company pursuant to Rule 12b-1 are no greater than the distribution fees of the merging company.
The Board determined that all these conditions had been met. After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board determined that the Reorganization is in the best interests of shareholders of each of the Acquired Fund and the Acquiring Fund and their respective shareholders and that the interests of their respective shareholders would not be diluted as a result of the Reorganization, and accordingly, unanimously approved the Reorganization of the Acquired Fund into the Acquiring Fund, and the Reorganization Agreement.
Reorganization Expenses. Management estimates that the expenses associated with the Reorganization will be approximately $125,000. Such expenses include, without limitation: (a) expenses associated with the preparation, filing, printing and mailing of this Information Statement/Prospectus; (b) accounting fees; and (c) legal fees. The Advisor will pay the costs of the Reorganization (other than brokerage transaction costs associated with portfolio repositioning) whether or not the Reorganization is completed.

Capitalization. The following table sets forth the capitalization of the Capital Income Fund and the High Yield Fund, and on a pro forma basis the High Yield Fund, as of December 31, 2019 after giving effect to the Reorganization. Information regarding the Class C and Class Z shares for each Fund has been omitted because the Class C and Class Z shares of the Capital Income Fund are not currently available for purchase and do not have any shareholders or assets. These numbers may differ as of the closing date of the Reorganization.

Fund Capitalization as of December 31, 2019	Net Assets	Shares Outstanding	Net Asset Value Per Share

Hotchkis & Wiley Capital Income Fund
Class I	$10,768,558	880,322	$12.23
Class A	$11,690,496	914,378	$12.79

Hotchkis & Wiley High Yield Fund
Class I	$1,696,946,863	147,180,517	$11.53
Class A	$196,150,989	17,114,222	$11.46

Adjustments
Class I (1)	—	53,638	—
Class A (1)	—	105,735	—

Hotchkis & Wiley High Yield Fund (Pro Forma)
Class I	$1,707,715,421	148,114,477	$11.53
Class A	$207,841,485	18,134,335	$11.46
(1)     The increase in Shares Outstanding is due to the net assets of the Capital Income Fund purchasing shares of the High Yield Fund.
ADDITIONAL INFORMATION ABOUT THE FUNDS
Purchase, Redemption and Exchange Policies. The purchase, redemption and exchange policies for the Funds are identical and are highlighted below. For a more complete discussion of the Funds’ purchase, redemption and exchange policies, please see Appendix C.

Minimum Initial Investment	Minimum Subsequent Investment
Class I: $250,000	Class I: $100
Class A: $2,500 ($1,000 for IRA or other individual retirement accounts)	Class A: $100
Class C and Class Z shares of the Capital Income Fund are not currently offered for purchase.
Distributions. The Capital Income Fund and the High Yield Fund distribute substantially all of their net investment income to shareholders in the form of dividends. The Capital Income Fund and the High Yield Fund intend to declare income dividends daily and distribute them monthly to shareholders of record. In addition, the Capital Income Fund and the High Yield Fund distribute any net capital gains they earn from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.
The Capital Income Fund and the High Yield Fund shares will normally begin to earn dividends on the business day after payment is received by the Trust. The Capital Income Fund and the High Yield Fund shares will normally earn dividends through the date of redemption. The Capital Income Fund and the High Yield Fund shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. Dividends paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class A shares are expected to be lower than dividends on Class I shares as a result of the distribution fees applicable to Class A shares.
Tax Information. Each Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions from such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Investment Advisory Agreement. The Advisor serves as investment adviser to each Fund pursuant to separate investment advisory agreements (the “Advisory Agreements”) with the Trust. Each of the Advisory Agreements provides that the Advisor shall not be liable to the Trust for any error of judgment by the Advisor or for any loss sustained by any of the Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisor supervises and arranges the purchase and sale of securities held in the Funds’ portfolios and manages the Funds. The Acquired Fund pays the Advisor a fee, computed daily and payable monthly, at the annual rate of 0.65% of the Fund’s average daily net assets. The Acquiring Fund pays the Advisor a fee, computed daily and payable monthly, at the annual rate of 0.55% of the Fund’s average daily net assets.
With respect to the operation of each Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses, (ii) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act, (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor, and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed-upon expense limit.
Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than the expenses for which the Advisor is responsible, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board that are properly payable by the Fund; salaries and expenses of officers of  the Trust (as agreed by the Board), including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Trust’s Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.
The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of the Advisor’s own advisory fee. To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from the Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.
In addition, under a separate agreement, the Advisor has contractually agreed to limit each class of each Fund’s current Operating Expenses to an annual rate, expressed as a percentage of each class’ respective average annual net assets to the amounts listed below (the “Annual Limits”).  In the event that the current Operating Expenses of a class of a Fund, as accrued each month, exceed its Annual Limit, the Advisor will either waive or reduce its fee in an amount sufficient to pay the excess expense or pay to that class of such Fund, on a monthly basis, the excess expense within 30 days of being notified that an excess expense payment is due. Under the agreement, the term “Operating Expenses” with respect to each class of each Fund, is defined to include all expenses necessary or appropriate for the operation of such Fund and each of its classes, including the Advisor’s investment advisory or management fee detailed in the Investment Advisory Agreement, any Rule 12b-1 fees and other expenses described in the Investment Advisory Agreement, but does not include any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation. The Advisor agrees to limit the annual Operating Expenses of each Fund as set forth below through August 31, 2021, unless sooner terminated by the Board of the Trust, on behalf of either Fund, upon sixty (60) days’ written notice to the Advisor, or by the Advisor with the consent of the Board of the Trust. In connection with the Reorganization, the Advisor will maintain the expense limitation for the Acquiring Fund through at least August 31, 2021.

	Class I	Class A
High Yield Fund	0.70%	0.95%
Capital Income Fund	0.80%	1.05%
Please refer to “Summary – Summary of Fund Fees and Expenses” which illustrates the pro forma operating expenses for the Acquiring Fund after giving effect to the Reorganization. A discussion regarding the Board’s basis for approving the investment advisory agreement for each Fund is included in the Funds’ Annual Report to shareholders dated June 30, 2019.
Valuation. The Acquired Fund and Acquiring Fund have the same valuation policies, which is more fully discussed in Appendix C entitled “Shareholder Information for the Funds.” There are no differences between the valuation policies of the Funds.
Description of the Securities to be Issued; Rights of Shareholders. Set forth below is a description of the Acquiring Fund shares to be issued to the shareholders of the Acquired Fund in the Reorganization. Also set forth below is a discussion of the rights of shareholders of each Fund. Because both Funds are series of the Trust, the Funds’ shares have identical characteristics.
The following is a summary of the material rights of shareholders of the Acquired Fund and the Acquiring Fund, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Trust’s Agreement and Declaration of Trust and Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed below under “Available Information.”
Form of Organization. The Funds are series of the Trust, an open-end management investment company organized as a Delaware statutory trust on July 23, 2001. The Acquired Fund and the Acquiring Fund each currently offer Class I shares and Class A shares. The Acquiring Fund also offers Class C shares and Class Z shares; Class C shares and Class Z shares of the Acquired Fund are not currently available for purchase.
Shares of Beneficial Interest. The Agreement and Declaration of Trust permits the Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which are represented by a separate series of shares. The Trustees are permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share.
Voting Rights. Each share of the Acquired Fund and the Acquiring Fund represents an interest in the respective Fund that is equal to and proportionate with each other share of the respective Fund. Each Fund’s shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. The Trust is not required to (nor does it) hold annual shareholder meetings. However, special meetings may be called for purposes as necessary. On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.
Shareholder Liability. Delaware law does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Agreement and Declaration of Trust also provides that the Trust shall indemnify any shareholder for any loss arising out of a claim or demand relating to such person being or having been a shareholder.
Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to additional shares or other securities issued by the Trust or a Fund.
Fund Trustees and Officers. The Trust is managed by the Board. The persons sitting on the Board will continue to be the same after the Reorganization. The names and business addresses of the Trustees and officers of the Acquiring Fund and their principal occupations and other affiliations during the past five years are set forth under “Management” in the statement of additional information, as supplemented, for the Acquiring Fund incorporated herein by reference.
Investment Adviser. Each Fund’s investment adviser is Hotchkis & Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5704. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor’s predecessor entity was organized as an investment advisor in 1980. As of April 30, 2020, the Advisor had approximately $23.6 billion in investment company and other portfolio assets under management.
Fund Management. The Advisor will continue to be responsible for providing investment advisory/portfolio management services to the High Yield Fund following the Reorganization. The portfolio managers for the Capital Income Fund are Mark Hudoff, Patrick Meegan, and Noah Mayer. The portfolio managers for the High Yield Fund are

Ray Kennedy, CFA, Mark Hudoff, Patrick Meegan, and Richard Mak, CFA. Following the Reorganization, the High Yield Fund will be managed by the following portfolio managers:

Investment Team Member	Primary title with Advisor	Started with the High Yield Fund
Ray Kennedy, CFA	Portfolio Manager	2009
Mark Hudoff	Portfolio Manager	2009
Patrick Meegan	Portfolio Manager	2012
Richard Mak, CFA	Portfolio Manager	2014
The investment process employed is the same for similar accounts, including the Funds, and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Advisor’s investment strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for each Fund are generated by the Advisor’s investment team. The Advisor has identified the portfolio managers with the most significant responsibility for each Fund’s portfolio. The list does not include all members of the investment team.
The investment process is team driven where each portfolio manager participates in the investment research review and decision-making process for all of the Funds.
The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Funds.
Other Fund Service Providers. The Funds use the services of U.S. Bank Global Fund Services (previously defined as “Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, as their transfer agent, administrator and fund accountant. The Funds use the services of Brown Brothers Harriman & Co., 50 Post Office Square Boston, Massachusetts 02110, as their custodian and securities lending agent. Upon completion of the Reorganization, Fund Services and Brown Brothers Harriman & Co. will continue to provide services to the High Yield Fund.
Principal Underwriter. Quasar Distributors, LLC (the “Distributor”), 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, a Delaware limited liability company, is the principal underwriter and distributor for the shares of the Funds. The Distributor is a registered broker-dealer and member of FINRA.
Independent Auditors. Deloitte & Touche LLP, 555 West 5th Street, Suite 2700, Los Angeles, CA 90013, is the independent registered public accounting firm for the Funds.
Ownership of Securities of the Funds. As of the Record Date, the Funds had the following number of shares issued and outstanding. [As of the same date, trustees and officers of the High Yield Fund as a group owned less than 1% of the outstanding voting securities of each of the Funds.]

Shares Issued & Outstanding as of May 22, 2020
Capital Income Fund
Class I	[ ]
Class A	[ ]
High Yield Fund
Class I	[ ]
Class A	[ ]

As of the Record Date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Capital Income Fund and the High Yield Fund:
Hotchkis & Wiley Capital Income Fund
Class I Shares

Name and Address	% Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization	Type of Ownership

Hotchkis & Wiley Capital Income Fund
Class A Shares

Name and Address	% Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization	Type of Ownership

Hotchkis & Wiley High Yield Fund
Class I Shares

Name and Address	% Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization	Type of Ownership

Hotchkis & Wiley High Yield Fund
Class I Shares

Name and Address	% Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization	Type of Ownership

Any shareholder that owns 25% or more of the outstanding shares of a Fund or a class of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.
AVAILABLE INFORMATION
The Trust is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Information about the Funds, including the SAI, annual report and semi-annual report, is available on the SEC’s website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.

LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by the law firm of Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601.
EXPERTS
The financial statements and financial highlights of the Capital Income Fund and the High Yield Fund, each a series of the Trust, incorporated in this Information Statement/Prospectus by reference from the Annual Report on Form N‑CSR of the Trust for the fiscal year ended June 30, 2019 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements and financial highlights have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
OTHER MATTERS
The Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of the Funds at the attention of Mark McMahon c/o Hotchkis & Wiley Funds, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees,

Anna Marie Lopez
President, Hotchkis & Wiley Funds

Appendix A
[FORM OF]
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [ ], 2020, among Hotchkis & Wiley High Yield Fund (the “Acquiring Fund”), a series of Hotchkis & Wiley Funds (the “Trust”), a Delaware statutory trust; Hotchkis & Wiley Capital Income Fund (the “Acquired Fund,” and collectively with the Acquiring Fund, the “Funds” and each a “Fund”), a series of the Trust; and Hotchkis & Wiley Capital Management, LLC (the “Adviser”) (for purposes of paragraph 9.1 only of this Agreement). The Trust has its principal place of business at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017.
WHEREAS, the reorganization will consist of (i) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest, par value $0.001 per share, of the classes of shares of the Acquiring Fund set forth on Exhibit A (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the pro rata distribution by class of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund, all upon the terms and conditions in this Agreement (the “Reorganization”);
WHEREAS, the parties intend that this Agreement be a plan of reorganization and that the Reorganization shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder;
WHEREAS, the Acquired Fund and the Acquiring Fund are each a separate investment series of an open‑end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the type and character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;
WHEREAS, the Board of Trustees of the Trust (the “Board”), a majority of which is composed of Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), has determined that the Reorganization will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted in value as a result of the Reorganization; and
WHEREAS, the Board has determined that the Reorganization will be in the best interests of the Acquired Fund and its shareholders and that the interests of the shareholders of the Acquired Fund will not be diluted in value as a result of the Reorganization.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements in this Agreement, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF ACQUIRED FUND
LIABILITIES AND TERMINATION AND LIQUIDATION OF THE ACQUIRED FUND

1.1THE EXCHANGE. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Acquired Fund, agrees to transfer all of the Acquired Fund’s assets to the Acquiring Fund as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Trust, on behalf of the Acquiring Fund, agrees in exchange for the Acquired Fund’s assets (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph 1.3. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales charge, commission or other similar fee being imposed. Such transactions shall take place at the Closing provided for in paragraph 3.1.

1.2ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Acquired Fund, including, without limitation, all cash, securities, commodities, rights, interests in futures, forwards, swaps and other financial instruments, and claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest receivables) and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund as of the Closing (as defined below).

1.3LIABILITIES TO BE ASSUMED. The Trust will endeavor to discharge all of the Acquired Fund’s known liabilities and obligations prior to the Valuation Time (as defined below). The Acquiring Fund shall assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence as of the Closing.

1.4LIQUIDATION AND DISTRIBUTION. Immediately after the Closing, (a) the Acquired Fund will completely liquidate and distribute pro rata to the Acquired Fund’s shareholders of record of each class, determined as of the time of such distribution (the “Acquired Fund Shareholders”), the Acquiring Fund Shares of the corresponding class (as set forth on Exhibit A) received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will proceed to terminate in accordance with applicable laws of the State of Delaware as set forth in paragraph 1.8. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares, by class, due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund and will be null and void, and no sales charges or fees, contingent, deferred or otherwise, will be incurred by shareholders of the Acquired Fund in connection therewith. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange; Acquiring Fund Shares distributed to Acquired Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated shares.

1.5TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of the Closing shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

1.7WAIVER OF INVESTMENT MINIMUMS AND SALES LOADS. In connection with the Reorganization, any minimum investment amounts or sales loads applicable to initial investments in the Acquiring Fund will be waived with respect to the Acquired Fund Shareholders’ initial receipt of Acquiring Fund Shares in the Reorganization.

1.8TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Acquired Fund promptly following the Closing and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund and the amount of the Acquired Fund’s liabilities to be assumed by the Acquiring Fund shall be computed as of the close of business on the New York Stock Exchange on the Closing Date (the “Valuation Time”), using the valuation procedures of the Funds approved by the Board (“Valuation Procedures”).

2.2VALUATION OF SHARES. The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share of such class computed as of the Valuation Time, using the valuation procedures set forth in the Valuation Procedures.

2.3SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s net assets shall be determined with respect to each class by dividing (a) the net assets attributable to such class of the Acquired Fund, determined in accordance with paragraph 2.1, by (b) the net asset value per share of the corresponding class of the Acquiring Fund, set forth in paragraph 2.2. Holders of each class of shares of the Acquired Fund will receive full and fractional shares of the corresponding class of the Acquiring Fund, as set forth on Exhibit A.

2.4DETERMINATION OF VALUE. All computations of value shall be made by U.S. Bancorp Fund Services, LLC, the Acquiring Fund’s and the Acquired Fund’s administrator, in accordance with the Valuation Procedures using its regular practice in pricing the shares and assets of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1CLOSING DATE. Subject to the satisfaction or waiver of the conditions precedent set forth in Articles VI, VII and VIII, the closing of the Reorganization (the “Closing”) shall take place on or about June 26, 2020 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. Eastern Time on the Closing Date unless otherwise provided (the “Effective Time”). The Closing shall be held as of 5:00 p.m. Eastern Time at the offices of the Trust, or at such other time or place as the parties hereto may agree.

3.2EFFECT OF SUSPENSION IN TRADING. In the event that on the day on which the Valuation Time occurs (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said exchange or elsewhere shall be disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or until such other date as the parties hereto may agree.

3.3DELIVERY OF ASSETS. Delivery of the Acquired Fund’s assets will be made as of the Closing to Brown Brothers Harriman & Co., the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, in accordance with the customary practices of the Custodian, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered will be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund. If the Trust, on behalf of the Acquired Fund, is unable to make delivery to the Custodian pursuant to this paragraph 3.3 of any assets for the reason that any of such assets have not yet been delivered to the Acquired Fund by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Trust, on behalf of the Acquired Fund, will deliver with respect to said assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Trust, on behalf of the Acquiring Fund, or the Custodian, including broker confirmation slips.

3.1TRANSFER AGENT CERTIFICATES. The Acquired Fund shall cause its transfer agent to deliver as of the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number, class and percentage ownership of outstanding shares owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited as of the Closing or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other Fund or its counsel may reasonably request.

3.5    CUSTODIAN CERTIFICATES. The Acquired Fund shall cause the custodian for the Acquired Fund to deliver to the Acquiring Fund as of the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. The Acquiring Fund shall cause the Custodian for the Acquiring Fund to deliver to the Acquired Fund as of the Closing a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Acquired Fund’s portfolio securities, cash and any other assets on the Closing Date.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1REPRESENTATIONS OF THE ACQUIRED FUND. The Trust, on behalf of itself and the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

a.The Acquired Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.

b.The Acquired Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open‑end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

c.The current prospectus and statement of additional information of the Acquired Fund, as supplemented, conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.

d.The Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of the Trust’s Agreement and Declaration of Trust, as amended and restated (the “Declaration of Trust”), the Trust’s Amended and Restated By‑Laws, or any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e.The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it on or prior to the Closing, except for liabilities, if any, to be discharged as provided in paragraph 1.3.

f.Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, which, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the Reorganization. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the Reorganization or the transactions contemplated herein.

g.The financial statements of the Acquired Fund dated June 30, 2019, and for the period then ended, have been prepared in accordance with generally accepted accounting principles consistently applied in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of June 30, 2019, and there are no known liabilities, contingent or otherwise, of the Acquired Fund as of such date that are not disclosed in such statements.

h.The unaudited semi-annual financial statements of the Acquired Fund as of December 31, 2019, and for the period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of December 31, 2019, and there are no known liabilities, contingent or otherwise, of the Acquired Fund as of such date that are not disclosed in such statements.

i.Since the date of the financial statements referred to in subparagraph (h) above, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j.All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes as of the date of the financial statements referred to in subparagraph (h) above are properly reflected on such financial statements. To the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been or will be asserted against the Acquired Fund.

k.For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund has been or will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met or will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been and will be eligible to compute and has computed and will compute its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain (after reduction for any available capital loss carryover and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code), in each case that has accrued or will accrue on or prior to the Closing Date.

l.The Acquired Fund is not under the jurisdiction of a court in a “Title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.

m.All issued and outstanding shares of the Acquired Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non‑assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares.

n.At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

o.The execution, delivery, and performance of this Agreement have been duly authorized by the Board on behalf of the Acquired Fund, and upon execution shall constitute all necessary action on the part of the Board and shall constitute a valid and legally binding obligation of the Trust on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

p.The information furnished by the Acquired Fund for use in no‑action requests, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

q.The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Information Statement/Prospectus, all of which was included in a Registration Statement on Form N‑14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the Reorganization. The Information Statement/Prospectus included in the Registration Statement (only insofar as it relates to the Acquired Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

4.2REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of itself and the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)The Acquiring Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.

(b)The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open‑end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)The current prospectus and statement of additional information, as supplemented as of the date of the Information Statement/Prospectus, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.

(d)The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Declaration of Trust, the Trust’s Amended and Restated

By‑Laws, or any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the Reorganization. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the Reorganization or the transactions contemplated herein.

(f)The financial statements of the Acquiring Fund as of June 30, 2019, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of June 30, 2019, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)The unaudited semi-annual financial statements of the Acquiring Fund as of December 31, 2019, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2019, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)Since the date of the financial statements referred to in subparagraph (g) above, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i)All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes as of the date of the financial statements referred to in subparagraph (g) above are properly reflected on such financial statements. To the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been or will be asserted against the Acquiring Fund.

(j)For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to compute and has computed its federal income tax under

Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.

(k)All issued and outstanding Acquiring Fund shares are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non‑assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

(l)The execution, delivery, and performance of this Agreement have been duly authorized by the Board on behalf of the Acquiring Fund, and upon execution shall constitute all necessary action on the part of the Board and shall constitute a valid and legally binding obligation of the Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non‑assessable by the Acquiring Fund.

(n)The information furnished by the Acquiring Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(o)The Information Statement/Prospectus included in the Registration Statement (insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(q)The Acquiring Fund is not under the jurisdiction of a court in a “Title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include purchases and redemptions of shares, customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

5.3ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization, including any actions required to be taken after the Closing.

5.5TAX STATUS OF REORGANIZATION. It is the intention of the parties hereto that the transaction contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code. Except as otherwise expressly provided in this Agreement, none of the Trust, the Acquired Fund, or the Acquiring Fund shall take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the Reorganization shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it at or before the Closing, and, in addition, the following further condition:
6.1All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Acquired Fund at the Closing a certificate executed in its name by the Trust’s President or any Vice President, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the Reorganization shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it at or before the Closing and, in addition, the following conditions:

7.1All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Trust’s President or any Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied at or before the Closing with respect to the Acquired Fund or the Acquiring Fund, the other Fund shall, at its option, not be required to consummate the Reorganization:
8.1On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.

8.2All required consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no‑action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the Reorganization shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party may for itself waive any of such conditions.

8.3The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.

8.4Prior to the Valuation Time, the Trust, with respect to the Acquired Fund, shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund’s shareholders at least all of the Acquired Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), the excess of the Acquired Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all taxable years or periods ending on or before the Closing Date, and all of the Acquired Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Acquired Fund paid tax under Section 852(b)(3)(A) of the Code).

8.5Each of the Acquiring Fund and the Acquired Fund shall have received an opinion of Vedder Price P.C. substantially to the effect that, for federal income tax purposes:

(a)The transfer by the Acquired Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Acquired Fund to the Acquired Fund’s shareholders of record in complete liquidation of the Acquired Fund and the termination of the Acquired Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Acquired Fund’s shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange, pursuant to this Agreement, of all their shares of the Acquired Fund solely for Acquiring Fund Shares.

(e)The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to this Agreement will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder.

(f)The holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder in the Reorganization will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder, provided that such Acquired Fund shares were held as capital assets at the Effective Time of the Reorganization.

(g)The basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately before the Effective Time of the Reorganization.

(h)The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the period during which such assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Acquired Fund, or any Acquired Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.
Such opinion shall be based on customary assumptions, limitations, and such representations as Vedder Price P.C. may reasonably request. The Trust, the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1The Adviser or an affiliate will pay the expenses incurred in connection with the Reorganization (“Reorganization Expenses”) regardless of whether the Reorganization is ultimately consummated or not. Reorganization Expenses include, without limitation: (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement and any subsequent amendments thereof, filings of the Information Statement/Prospectus therein, and correspondence related to Commission comment thereon; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in each state in which the Acquired Fund shareholders are residents as of the date of the mailing of the Information Statement/Prospectus to such shareholders; (d) postage; (e) printing; (f) accounting fees, including any special billings imposed by a Fund’s auditor in connection with the Registration Statement; (g) legal fees; and (h) other related administrative or operational costs. Reorganization Expenses shall not be deemed “Operating Expenses” as defined in the Operating Expense Limitation Agreement by and between the Adviser and the Trust, on behalf of each Fund.

9.2Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty, or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the Funds.

10.2The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the Reorganization, except for such covenants which, by their terms, are required to be performed following the Closing.

ARTICLE XI

TERMINATION

11.1This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, the Trust, on behalf of the Acquiring Fund or the Acquired Fund, may at its option terminate this Agreement at or prior to the Closing because:

(a)of a breach by any party of any representation, warranty, or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within thirty (30) days of notification to the breaching party and prior to the Closing;

(b)a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met or waived and it reasonably appears that it will not or cannot be met;

(c)upon the occurrence of an event which has a material adverse effect upon the Reorganization; or

(d)a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Acquired Fund or Acquiring Fund.

11.2In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust, or its Independent Trustees or officers to any other party, including, without limitation, consequential damages.

ARTICLE XII

AMENDMENTS

12.1This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of each Fund, and, only with respect to amendments, modifications or supplements to paragraph 9.1, the Adviser.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.4This Agreement shall bind and inure to the benefit of the Funds and their respective successors and assigns, but no assignment, transfer, or any rights or obligations of this Agreement shall be made by either Fund without the written consent of the other Fund. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5With respect to the Trust, the names used in this Agreement refer respectively to the Trust and the Funds and, as the case may be, the Independent Trustees, as trustees but not individually or personally, acting under the Declaration of Trust, which is filed with the Secretary of the State of Delaware and also on file at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of any of the Independent Trustees, representatives, or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Independent Trustees, shareholders, or representatives of the Trust personally, but bind only the property of the applicable Fund, and all persons dealing with the Acquired Fund or the Acquiring Fund must look solely to property belonging to the Acquired Fund or the Acquiring Fund, as the case may be, for the enforcement of any claims against the Acquired Fund or the Acquiring Fund, respectively.

13.6The Trust is a Delaware statutory trust organized in series of which each Fund is one such series, and the Trust is executing this Agreement with respect to each of the Acquired Fund and the Acquiring Fund. Pursuant to the Declaration of Trust and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Fund are enforceable against the assets of that Fund only, and not against the assets of the Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other series thereof are enforceable against the assets of the Acquired Fund or the Acquiring Fund.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the date first written above.

HOTCHKIS & WILEY FUNDS, on behalf of Hotchkis & Wiley High Yield Fund
By: __________________________________
Name: ________________________________
Title: _________________________________

HOTCHKIS & WILEY FUNDS, on behalf of Hotchkis & Wiley Capital Income Fund
By: __________________________________
Name: ________________________________
Title: _________________________________

For purposes of paragraph 9.1 only

HOTCHKIS & WILEY CAPITAL MANAGEMENT, LLC
By: __________________________________
Name: ________________________________
Title: _________________________________

By: __________________________________
Name: ________________________________
Title: _________________________________

Appendix B
Investment Policies and Restrictions
The investment policies and restrictions of the Capital Income Fund and High Yield Fund are described below. Unless otherwise specified, the investment restrictions and limitations are considered to be “fundamental” policies, and as such, may not be changed without approval of the holders of a “majority of the outstanding voting securities” (as that term is defined in the 1940 Act) of the Capital Income Fund and High Yield Fund respectively.

Hotchkis & Wiley Capital Income Fund (Acquired Fund)	Hotchkis & Wiley High Yield Fund (Acquiring Fund)
Except as noted, neither Fund may:
Diversification and Concentration (Both Funds)
Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities (“U.S. government securities”), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

Diversification (Both Funds)
Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

Purchasing Securities on Margin (Both Funds)
Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Borrowing and Issuing Senior Securities
Issue senior securities, borrow money or pledge its assets except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

The Fund may not purchase any additional portfolio securities while such borrowings are outstanding.

Issue senior securities, borrow money or pledge its assets except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

The Fund may purchase any additional portfolio securities while such borrowings are outstanding.

Purchase and Sale of Commodities (Both Funds)
Purchase or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

Underwriting Activities (Both Funds)
Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.
Investing for the Purpose of Exercising Control (Both Funds)
Make investments for the purpose of exercising control or management.
Making Loans (Both Funds)
Make loans except to the extent permitted by the 1940 Act, and any regulations, interpretations or exemptive or other relief granted thereunder.

Appendix B-1

Hotchkis & Wiley Capital Income Fund (Acquired Fund)	Hotchkis & Wiley High Yield Fund (Acquiring Fund)
Both Funds may:
Short Sales (Both Funds)
Make short sales of securities or maintain a short position. No more than 33 1/3% of total assets of each Fund can be held as collateral for short sales at any one time. Each Fund can borrow and sell “short” securities when a Fund owns an equal amount of those securities (or their equivalent).

Non-Fundamental Investment Restriction Names Rule
The Capital Income Fund does not have a non-fundamental policy of investing in 80% of its net assets plus borrowings for investment purposes in the type of investments suggested by the Fund’s name.
The High Yield Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forward contracts or derivatives such as options, futures contracts or swap agreements, rated below investment grade (i.e., rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or, if unrated, determined by the Advisor to be of comparable quality).

The High Yield Fund will provide 60 days’ prior written notice to shareholders of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in the type of investments suggested by the Fund’s name.

Non-Fundamental Investment Restriction Other Restrictions
The Capital Income Fund does not have any restrictions related to its investments in below investment grade fixed income securities, and may invest up to 100% of its total assets in bonds rated below investment grade, including a portion in defaulted securities.

The High Yield Fund may not invest more than 10% of its total assets in fixed income securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Advisor to be of comparable quality.

The Capital Income Fund may invest up to 25% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers.
The High Yield Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The High Yield Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

Appendix B-2

Appendix C
SHAREHOLDER INFORMATION FOR THE FUNDS
SHARE PRICES OF THE FUNDS
The NAV of the shares of all classes of each Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of the close of regular trading. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.
NAV per share of a class of a Fund is computed by dividing the value of the securities held by that Fund plus any cash or other assets (including interest and dividends accrued but not yet received) attributable to that class, minus all liabilities (including accrued expenses) attributable to that class, by the total number of shares outstanding in that class at such time, rounded to the nearest cent. Due to the fact that different expenses are charged to the Class I and Class A shares of a Fund, the NAV of the classes of a Fund may vary. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. Expenses, including the fees payable to the Advisor, are accrued daily.
The per share NAV of Class A shares generally will be lower than the per share NAV of Class I shares, reflecting the daily expense accruals of the distribution and service fees applicable with respect to Class A shares. It is expected, however, that the per share NAV of all classes of each Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.
Portfolio securities are valued by an independent pricing agent to the extent possible. In determining the NAV of each Fund’s shares, equity securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market (“NSM”) (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the NYSE (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market.
Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued at the mean between the bid and asked prices on the basis of information from independent pricing services, which take into account appropriate factors such as institutionalized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, but may also be valued based on reported transactions or a broker-dealer quotation. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models.
Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale price as of the close of the exchanges or, if no sales are reported on a particular business day, the average of the last reported bid and ask quotations across the exchanges on which the option is traded will be used. Non-exchange traded options will be valued at the average of the last bid and ask quotations.
Trading in securities listed on foreign securities exchanges or over-the-counter markets is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. As described below, the Board has adopted valuation procedures that provide for the use of fair value pricing for foreign securities as of the

Appendix C-1

close of the NYSE. The Trust’s use of fair value pricing is designed to more accurately determine the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage.
Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.
Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by the Advisor under guidelines established by and under the general supervision and responsibility of the Board of Trustees. The Board has approved the use of a third-party vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. The vendor provides fair values for such securities based on certain quantitative factors and methods which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. Each Fund will value its non-U.S. securities with fair values provided by the vendor if there is a movement in the U.S. market that exceeds certain thresholds or tolerances established by the Advisor. The vendor may not be able to provide fair values for certain securities, including securities of companies in emerging markets. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices, and the proceeds received upon disposal of such securities may differ from their recorded value.
Each investor in each Fund may add to or reduce his or its investment in that Fund on each day the NYSE is open for trading. The value of each investor’s interest in each Fund will be determined as of the close of regular trading on the NYSE by multiplying the NAV of that Fund by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Fund. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in that Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in the Fund after the close of regular trading on the NYSE on the next determination of NAV of that Fund. In addition, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order.
Good Order
All requests received in good order by the transfer agent before the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be processed that day and the proceeds will usually be sent the next day, although it could be delayed for up to seven days. You may have a check sent to the address of record, proceeds may be wired to your pre-determined financial institution account or proceeds may be sent via electronic funds transfer through the ACH network using instructions previously provided to the transfer agent for your account. There is a $15 fee for outgoing wire transfers. Interest or income is not earned on redemption or distribution checks sent to you during the time a check remains uncashed. In all cases, proceeds will be processed within seven calendar days following a properly completed request. There are circumstances when proceeds could be longer including, but not limited to, if you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the transfer agent may delay mailing your proceeds. This delay will usually not exceed 12 calendar days from the date of purchase. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalents held in their portfolios, or by selling other portfolio holdings. The Funds reserve the right to redeem “in-kind” as described under “Redemption in Kind,” below. The Funds may use any of these methods of satisfying redemption requests under stressed or normal market conditions. During periods of distressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, a Fund may be more likely to pay proceeds by giving you securities.

Appendix C-2

Multiple Classes
The Acquired Fund offers two classes of shares: Class I and Class A shares. The Acquired Fund does not currently offer Class C or Class Z shares. The Acquiring Fund offers four classes of shares: Class I, Class A, Class C, and Class Z shares.
Each class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio as the other classes of shares of that Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals. If you qualify to purchase Class I shares, you should purchase them rather than any other class, since the other share classes (with the exception of Class Z shares) have higher expenses than Class I shares. Each class of a Fund invests in the same portfolio of securities; however, the returns for each class of shares would differ because each class is subject to different expenses.
About Class I and Class A Shares
The Funds’ shares are distributed by Quasar Distributors, LLC (the “Distributor”).
Investors eligible to purchase Class I shares of the Funds may do so at the Funds’ NAV without a sales charge or other fee. Class I shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Fund are available in other share classes that have different fees and expenses.
If you select Class A shares, you generally pay the Distributor a sales charge at the time of purchase. You may be eligible for a sales charge reduction or waiver. The Funds have adopted a plan under Rule 12b-1 of the 1940 Act, that allows the Funds to pay distribution and service fees for the sale, distribution and shareholder servicing of their shares. If you buy Class A shares, you also pay out of Fund assets this annual distribution and service fee of 0.25%. Because distribution and service fees are paid out of Fund assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge on Class A shares if you redeem an investment of $1 million or more within one year.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see “Intermediary-Defined Sales Charge Waiver Policies” in Appendix A for more information.
Certain financial intermediaries that make the Funds’ shares available to their customers may charge fees in addition to those described in this Prospectus for providing certain services, including: marketing, distribution or other services intended to assist in the offer and sale of Fund shares; shareholder servicing activities; and/or sub-transfer agency services provided to individual shareholders or beneficial owners where a financial intermediary maintains omnibus accounts with the Funds’ transfer agent. The Advisor, the Distributor or their affiliates may pay all or a portion of those fees out of their own resources. The compensation is discretionary and may be available only to selected selling and servicing agents. The amount of fees paid to a financial intermediary in any given year will vary and may be based on one or more factors, including a fixed amount, a fixed percentage rate, a financial intermediary’s sales of Fund shares, assets in Fund shares held by the intermediary’s customers, or other factors. In addition, consistent with applicable regulations, the Advisor, the Distributor or their affiliates may from time to time pay for or make contributions to financial intermediaries or their employees in connection with various activities including: training and education seminars for financial intermediary employees, clients and potential clients; due diligence meetings regarding the Funds;

Appendix C-3

recreational activities; gifts; and/or other non-cash items. See the Funds’ Statement of Additional Information for a discussion of marketing and support payments and sub-transfer agency policies. The prospect of receiving, or the receipt of, additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments.
To better understand the pricing of the Funds’ shares, we have summarized the information below. The summary is qualified by the more detailed information set forth below with respect to each class.

	Class I	Class A
Availability	Generally available to pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.	Generally available through selected securities brokers and other financial intermediaries.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available or waived for certain investments.
Deferred Sales Charge?	No.	No. (May be charged for purchases over $1 million that are redeemed within one year.)
Redemption Fee?	No.	No.
Distribution and/or Service Fees?	None.	0.25%
Conversion to A Shares?	No.	Not applicable.

Class I Shares
Class I shares are offered primarily for direct investments by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other service fees with respect to their customers’ investments in the Funds.
Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for a Fund and do not require a Fund or the Advisor to pay an annual administrative or service fee greater than 0.25% generally may purchase Class I shares, subject to investment minimums.
The minimum initial investment for Class I shares is $250,000. The Advisor may waive the initial minimum in certain circumstances, including the following:
•Transfers of shares from existing accounts if the registration or beneficial owner remains the same.
•Employees of the Advisor and its affiliates and their families.
•Employee benefit plans sponsored by the Advisor.
•Certain retirement, advisory, or brokerage programs offered by financial intermediaries.
•Trustees of the Trust and their families.
•Institutional clients of the Advisor.
•Employer sponsored retirement plans.

Appendix C-4

•Registered investment advisors purchasing shares for their clients through transaction fee programs.
Before making an investment in Class I shares, you should call the Advisor at 1-800-796-5606 to determine if you are eligible to invest in Class I. The Advisor will provide you with an application form and give you further instructions on how to invest. The transfer agent must have received your completed application before you may make an initial investment.
Class A Shares - Capital Income Fund
If you select Class A shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities brokers’ compensation will be as shown in the last column.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.25%	4.44%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%	0.00%	0.00%**
* Rounded to the nearest one-hundredth percent. ** The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

Class A Shares - High Yield Fund
If you select Class A shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities brokers’ compensation will be as shown in the last column.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price
Less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and over	0.00%	0.00%	0.00%**
* Rounded to the nearest one-hundredth percent. ** The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

Class A Shares - General
No initial sales charge applies to shares that you buy through reinvestment of dividends.
If you invest $1 million or more in Class A shares, you do not pay an initial sales charge, and the Advisor compensates the selling dealer or other financial intermediary. You may be charged a deferred sales charge of 0.75% if you redeem your shares within one year after purchase. Shares acquired through reinvestment of distributions are not subject to a contingent deferred sales charge (“CDSC”). Shares not subject to a CDSC will be sold first. The circumstances in which a deferred sales charge may be reduced or waived are included under the heading “Reduction or Waiver of Deferred Sales Charges Applicable to Class A Shares” in this section.

Appendix C-5

A reduced or waived sales charge on a purchase of Class A shares may apply for:
•Purchases under a Right of Accumulation or Letter of Intent;

•	Certain programs of selected securities brokers and other financial intermediaries that have an agreement with the Distributor or its affiliates;

•
Financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

•Certain wrap or other fee-based programs offered by financial intermediaries;

•	Registered representatives (and their immediate family members as described below under “Right of Accumulation”) of brokers-dealers who act as selling agents;

•
Employer sponsored retirement plans including but not limited to 401(k) plans, money purchase pension plans, profit sharing plans, defined benefit plans, 403(b) plans, and 457 plans, other than employer sponsored retirement plans that purchase Class A shares through brokerage relationships in which sales charges are customarily imposed.

Investors may need to provide their financial intermediary with the information necessary to take full advantage of reduced or waived Class A sales charges. Certain intermediaries may provide different shares charge waivers or discounts. These waivers and/or discounts and the applicable intermediaries are described under “Intermediary-Defined Sales Charge Waiver Policies” in Appendix A to this prospectus.
Right of Accumulation
A Right of Accumulation permits you to pay the sales charge applicable to the current market value (based on the maximum offer price) of all shares you own in all series and classes of the Funds held at the financial intermediary at which you are making the current purchase. If the current purchase is made directly through the transfer agent, then only those shares held directly at the transfer agent may apply toward the right of accumulation. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation. The following are relationships that, if held individually or in any combination within the group, can be aggregated: the individual; his/her spouse; his/her children under 21; any account that has the same social security number as the individual, his/her spouse and/or his/her children under 21. In order to receive a reduced sales charge, you must, at the time of purchase, provide sufficient information to permit verification that the purchase qualifies for the discount. All eligible shareholder names, account numbers and tax identification numbers, along with an indication of the relationship to the investor, must be included at the time of the initial purchase. The Right of Accumulation may be amended or terminated at any time.
Letter of Intent
A Letter of Intent for the Capital Income Fund permits you to pay the Class A sales charge that would be applicable if you agree to buy at least $50,000 in the Capital Income Fund within a 13-month period, starting with the first purchase pursuant to the Letter of Intent. A Letter of Intent for the High Yield Fund permits you to pay the Class A sales charge that would be applicable if you agree to buy at least $100,000 in the High Yield Fund within a 13-month period, starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is not a binding obligation to purchase any amount of Class A shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if you notify the transfer agent in writing of this intent within the 90-day period. The value of Class A shares of a Fund presently held, based on the maximum offer price, on the date of the first purchase under the Letter of Intent may be included as a credit toward the completion of the Letter, but the reduced sales charge applicable to the amount covered by the Letter will be applied only to new purchases. At the end of the 13-month period, if the total amount of shares does not equal the amount stated in the Letter of Intent, you will be notified and must pay the difference between the sales charge on the Class A shares purchased at the reduced rate

Appendix C-6

and the sales charge applicable to the shares actually purchased through the Letter. Class A shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase. Purchasers who may qualify for this further reduced sales charge must provide the transfer agent with sufficient information to permit confirmation of qualification. In order to execute a Letter of Intent, please contact the transfer agent at 1-866-HW-FUNDS (1-866-493-8637) for instructions.
If you redeem Class A shares and within 60 days buy new Class A shares in the same Fund and register the account in the same way as the redeemed shares, you will not pay a sales charge on the new purchase amount. The amount eligible for this Reinstatement Privilege may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer, other financial intermediary or the transfer agent at 1-866-HW-FUNDS (1-866-493-8637).
Class A shareholders may be able to convert to Class I shares of the same Fund if the Class A shareholders satisfy the eligibility requirements for Class I shares. Please contact your financial intermediary for additional information on how to convert your shares into another share class. The conversion of Class A shares to Class I shares is not a taxable event for federal income tax purposes.
Reduction or Waiver of Deferred Sales Charges Applicable to Class A Shares
The deferred sales charge relating to Class A shares may be reduced or waived in certain circumstances, such as:
•Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2 years old;

•	Redemptions by certain eligible 401(a) and 401(k) plans offered through a recordkeeping platform and certain retirement plan rollovers;

•
Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held;

•	Redemptions resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;
•Withdrawals through a Systematic Withdrawal Plan;
•Certain qualified plans for which the Distributor does not pay upfront commissions to selected dealers; and
•Redemptions of shares acquired through reinvestment of dividends and distributions.

Appendix C-7

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
The following chart summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Funds do not issue share certificates.
In compliance with the USA Patriot Act of 2001 (Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act), please note that the transfer agent will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent if you need additional assistance with your application.
If the Funds do not have a reasonable basis for determining your identity, the account will be rejected or you will not be allowed to perform transactions on the account until the necessary information to confirm your identity is received. The Funds reserve the right to close the account within five (5) business days if such information is not received.
Shares of the Funds have not been registered for sale outside of the United States.

If You Want To	Your Choices	Information Important for You to Know
Buy Shares	First, select the share class appropriate for you. Not everyone is eligible to buy Class I shares.	Refer to the pricing of shares table in the section entitled “About Class I and Class A Shares.” Be sure to read the Funds’ Prospectus carefully.

Next, determine the amount of your investment.
For Class I shares, the minimum initial investment is $250,000. For Class A shares, the minimum initial investment is $2,500 ($1,000 for IRA or other individual retirement accounts). There is no minimum initial investment for retirement plans. (The minimums for initial investments may be reduced or waived under certain circumstances.)

Financial advisors, broker-dealers, bank trust departments, or other financial intermediaries offering asset allocation models or other fee-based programs may have initial investment minimums of less than $2,500. Certain fund supermarket platforms may have initial investment minimums of less than $2,500. Consult your investment professional for the minimum initial investment specified by the program’s provider.

Appendix C-8

Have your financial consultant, selected securities dealer or other financial intermediary submit your purchase order.
The price of your shares is based on the next calculation of NAV per share after receipt of your order. Purchase orders received prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) are priced at the NAV determined that day (plus applicable sales charges for Class A shares). Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders received after that time are priced based on the NAV determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase.

Purchase through the transfer agent
Purchase By Mail
Send a completed account application along with a check payable to HOTCHKIS & WILEY FUNDS to the following address:

(regular mail)
Hotchkis & Wiley Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

(overnight)
Hotchkis & Wiley Funds
c/o U.S. Bank Global Fund Services
615 E. Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Checks must be drawn on a U.S. bank in U.S. dollars for the exact amount of the purchase. You will receive the NAV (plus applicable sales charges for Class A shares) next determined after the transfer agent receives your check and completed application. The Funds will not accept payment in cash, money orders, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment. If your check does not clear, you will be charged a $25 service charge and for any other losses sustained by the Funds.

Appendix C-9

Purchase By Wire
If you are making your first investment in the Funds, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your financial institution to send the wire. Your financial institution must include the name of the Fund you are purchasing, the account number, and your name so that the wire may be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
For credit to U.S. Bancorp Fund Services, LLC
Account #112-952-137
For further credit to HOTCHKIS & WILEY FUNDS
    [Name of Fund]
    shareholder name and account number

Federal fund purchases will only be accepted on a day on which the Funds and the custodian are open for business. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Add to Your Investment	Purchase additional shares
The minimum investment for additional purchases is generally $100. (The minimums for additional purchases may be waived under certain circumstances.)

If you purchased your shares through the transfer agent, forms for additional contributions are included with your account statements or by calling 1-866-HW-FUNDS (1-866-493-8637). You may purchase additional shares via wire. Before sending your wire, please contact the transfer agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit of your wire.

Your financial consultant, selected securities dealer or other financial intermediary may also submit your order.

	Acquire additional shares through the automatic dividend reinvestment plan	Unless you elect to receive dividends in cash, all dividends are automatically reinvested without a sales charge.

Appendix C-10

Participate in the automatic investment plan
You may invest a specific amount on a periodic basis through the transfer agent. The current minimum for such automatic investments is $100 (subsequent to the minimum initial investment). The minimum may be waived or revised under certain circumstances. To participate in the plan, your financial institution must be a member of the Automated Clearing House (“ACH”) network. You may change or terminate your participation in the plan at any time by notifying the transfer agent five (5) calendar days prior to your next transaction. To change your financial institution, a signature guarantee or signature validation may be required. If your financial institution rejects your transaction, the transfer agent will charge a $25 fee to your account. Selected securities brokers or other financial intermediaries may also offer automatic investment plans.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary
You may transfer your Fund shares to another selected securities dealer or other financial intermediary if authorized dealer agreements are in place between the Distributor and the transferring intermediary and the Distributor and the receiving intermediary. Certain shareholder services may not be available for all transferred shares. All future trading of these assets must be coordinated by the receiving intermediary.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: Transfer your shares to an account with the transfer agent or Sell your shares, paying any applicable deferred sales charge.

Sell Your Shares	Have your financial consultant, selected securities dealer or other financial intermediary submit your sales order.
The price of your shares is based on the next calculation of NAV after receipt of your order. For your redemption request to be priced at the NAV on the day of your request (minus applicable deferred sales charges for Class A shares), you must submit your request to your selected securities dealer or other financial intermediary prior to that day’s close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time).

Certain financial intermediaries, however, may require submission of orders prior to that time. Redemption requests received after that time are priced (less applicable deferred sales charges for Class A shares) at the NAV at the close of regular trading on the next business day. Certain financial intermediaries may charge a fee to process a sale of shares.

The Fund may postpone or reject an order to sell shares under certain circumstances permitted by the Securities and Exchange Commission pursuant to Section 22(e) of the 1940 Act, including during unusual market conditions or emergencies when the Fund can’t determine the value of its assets or sell its holdings.

Appendix C-11

Sell through the transfer agent
You may sell shares held at the transfer agent by writing to the transfer agent at the address on the back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee, from either a Medallion program member or a non-Medallion program member, will generally be required, but may be waived, in the following instances: (i) all redemptions that are more than $50,000; (ii) redemption proceeds are payable or sent to any person, address or bank account not on record; (iii) a redemption request is received by the transfer agent and the address on record has changed within 30 calendar days; or (iv) when ownership is being changed on the account. A signature guarantee or signature validation may be required when adding telephone redemption privileges or adding/changing automated financial institution instructions on an existing account or are paid to a corporation, partnership, trust or fiduciary. Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or signature validation in other instances based on the circumstances relative to the particular situation. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. You may have to supply additional documentation at the request of the transfer agent, depending on the type of account. Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election will generally be subject to a 10% withholding. Shares held in IRA accounts may be redeemed by telephone at 1-866-HW-FUNDS (1-866-493-8637). Investors will be asked whether or not to withhold taxes from any distribution.

Appendix C-12

All requests received in good order by the transfer agent before the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be processed that day and the proceeds will usually be sent the next day, although it could be delayed for up to seven days. You may have a check sent to the address of record, proceeds may be wired to your pre-determined financial institution account or proceeds may be sent via electronic funds transfer through the ACH network using instructions previously provided to the transfer agent for your account. There is a $15 fee for outgoing wire transfers. Interest or income is not earned on redemption or distribution checks sent to you during the time a check remains uncashed. In all cases, proceeds will be processed within seven calendar days following a properly completed request. There are circumstances when proceeds could be longer including, but not limited to, if you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the transfer agent may delay mailing your proceeds. This delay will usually not exceed 12 calendar days from the date of purchase. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalents held in their portfolios, or by selling other portfolio holdings. The Funds reserve the right to redeem “in-kind” as described under “Redemption in Kind,” below. The Funds may use any of these methods of satisfying redemption requests under stressed or normal market conditions. During periods of distressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, a Fund may be more likely to pay proceeds by giving you securities.

You may also sell shares held at the transfer agent by telephone request if the amount being sold does not exceed $50,000 and if certain other conditions are met. The $50,000 maximum does not apply to Class I shares. Contact the transfer agent at 1-866-HW-FUNDS (1-866-493-8637) for details. If an account has more than one owner or authorized person, the transfer agent will accept telephone instructions from any one owner or authorized person.

Appendix C-13

Sell Shares Systematically	Participate in a Fund’s Systematic Withdrawal Plan
You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your financial institution account of at least $100 per payment if you have at least $10,000 in your account. You can generally arrange through the transfer agent or your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount as frequently as monthly, subject to certain conditions. Under either method, you should have dividends automatically reinvested. You may elect to change or terminate your participation in this Plan at any time by contacting the transfer agent five (5) calendar days prior to the next scheduled withdrawal.

The deferred sales charge is waived for systematic redemptions. Ask your financial intermediary or the transfer agent for details. Each withdrawal is generally a taxable event for federal income tax purposes.

Exchange Your Shares	Select the Fund into which you want to exchange.
You can exchange your shares of a Fund for shares in an identically registered account of another Hotchkis & Wiley Fund subject to the policies and procedures adopted by the participating securities dealer or other financial intermediary and to the policies described below. The minimum exchange amount is $1,000. Exchanges are generally considered a sale for federal income tax purposes.

Each class of Fund shares, except Class Z shares, is generally exchangeable for shares of the same class of another Hotchkis & Wiley Fund.

For Class A shares, in an exchange between Funds, the holding period of the original Fund will be aggregated with the holding period of the current Fund when calculating a deferred sales charge at the redemption of those shares.

To exercise the exchange privilege, contact your financial consultant, selected securities dealer or other financial intermediary or call the transfer agent at 1-866-HW-FUNDS (1-866-493-8637).

During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction prior to market close. If a servicing agent or shareholder cannot contact the transfer agent by telephone, they should make a redemption request in writing in the manner described earlier. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Redemption in Kind
The Funds reserve the right to pay redeeming shareholders with large accounts securities instead of cash in certain circumstances. A Fund will typically distribute a pro rata portion of all securities or other financial assets when redeeming in kind, subject to certain exclusion in accordance with procedures approved by the Board of Trustees. If your shares are redeemed in kind, then you will incur transaction costs and possibly taxes when you subsequently sell the securities distributed to you. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Appendix C-14

Liquidating Small Accounts
Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account (without charging any deferred sales charge) if the value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before a Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. A redemption of your shares in a Fund will generally be treated as a sale for federal income tax purposes, and depending on the investor and type of account, may be subject to tax.
Unclaimed Property
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Funds are unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Funds to complete a Texas Designation of Representative form.
Right to Suspend Sales and Reject Purchase Orders
The Funds reserve the right to suspend the offering of shares at any time, and to reject a purchase order.
The Advisor and the Funds are dedicated to minimizing or eliminating short-term and/or active trading in the Funds. Purchases and exchanges of the Funds should be made for long-term investment purposes. Short-term or excessive trading into or out of a Fund may harm other shareholders in various ways, including disrupting portfolio management strategies, increasing brokerage and administrative costs, and causing the Fund to generate taxable gains. To protect the interests of the long-term shareholders of the Funds, the Board of Trustees has adopted the following policies and has authorized the Advisor to make adjustments to specific provisions in these policies as necessary to ensure their effectiveness.
The Funds discourage frequent purchases and redemptions of Fund shares, whether for “market timing” or any other purpose. Accordingly, the Funds reserve the right to reject any purchase or exchange request for any reason, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, a Fund may reject any purchase order, including an exchange, from any investor who, in the Advisor’s opinion, has a pattern of short-term or excessive trading in the Funds or other mutual funds or whose trading has been disruptive to a Fund or other mutual funds.
The Funds monitor trading activity in a variety of ways. Active trading within a 30-day period will generally be questioned if the trades meet certain thresholds for materiality. However, the Funds may reject trades from any shareholder who the Funds believe is engaged in excessive trading, whether or not in violation of these guidelines. The Funds may consider trading patterns over a longer period than 30 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to them at the time and reserve the right to consider trading activity in multiple accounts under common ownership, control or influence. Additionally, these guidelines may be changed at any time without prior notice to shareholders.
When excessive or short-term trading is detected, the party involved may be banned from future trading in the Funds. Judgments related to the rejection of purchases and the banning of future trades are inherently subjective and involve some selectivity in their application. The Advisor will seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Appendix C-15

Persons engaged in excessive trading practices may use a variety of strategies to avoid detection, such as trading through multiple financial intermediaries or within omnibus accounts that pool transactions together in one account. The Funds may not be able to effectively monitor or detect excessive or short-term trading that occurs through financial intermediaries, particularly in an omnibus account. It is common for a substantial portion of Fund shares to be held in omnibus accounts. The Funds may not always be able to detect or curtail excessive or short-term trading in omnibus accounts, which may harm shareholders as described above.
In addition, the Funds attempt to limit exchanges in retirement plans, which often trade in omnibus accounts, to no more than one round-trip exchange per participant within a 30-day period. It is the responsibility of plan sponsors to communicate the Funds’ restrictions to plan participants and monitor and apply the exchange limitation. The exchange limits may be modified to conform to individual plan exchange limits, Department of Labor regulations and automated asset allocation or dollar-cost-averaging programs. Certain automated or pre-established exchange, asset allocation and dollar-cost-averaging programs may not be subject to these exchange limits.
The Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisors and other financial intermediaries undertake to cooperate with the Advisor and the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading of the Funds’ shares through such accounts. Certain plan recordkeepers may offer the Funds a menu of options designed to limit active trading. These options may include blocking of exchanges or round-trip limitations for certain time periods. Generally, the Funds prefer to implement buy blocks, whereby a participant who initiates a sale in a Fund would not be able to make a purchase for 30 days. This limitation does not include payroll contributions, rollovers, loan transactions, automatic rebalancing or other similar transactions. It may not be practical for each plan sponsor and/or recordkeeper to implement this systematic limitation or other short-term trading policies of the Funds. The Funds will accept as adequate reasonable policies and procedures to detect and deter active trading even though those policies may not be as restrictive as those of the Funds. Shareholders who own shares of the Funds through plan sponsors may request copies of such policies and procedures from those plan sponsors and/or recordkeepers.
For purposes of application of these policies, the Funds generally do not consider the following types of transactions to be active trading (unless significant in size or frequency of trades):
•With respect to discretionary wrap programs, changes in investment models by research teams;
•“Rebalancing” transactions by brokers or investment advisors to align accounts with target portfolios;
•“Rebalancing” transactions by shareholders between taxable and non-taxable accounts;
•Sales and purchases effected for the purpose of changing the class of Fund shares held;

•	Sales and purchases effected for the purpose of realizing tax gains/losses in order to offset other tax gains/losses; and

•	Sales and purchases effected by plan sponsors, recordkeepers or other intermediaries for various operational purposes.
Householding
The fiscal year of each Fund ends on June 30 of each year. Each Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An annual report containing financial statements audited by the independent registered public accounting firm is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions. Only one copy of these reports is sent to the same household, unless a shareholder instructs otherwise.

Appendix C-16

Shareholder Inquiries
Shareholder inquiries may be addressed to a Fund at the address or telephone number set forth on the cover page of this Information Statement/Prospectus.
DIVIDENDS AND TAXES
The Capital Income Fund and the High Yield Fund distribute substantially all of their net investment income to shareholders in the form of dividends. The Capital Income Fund and the High Yield Fund intend to declare income dividends daily and distribute them monthly to shareholders of record. In addition, the Capital Income Fund and the High Yield Fund distribute any net capital gains they earn from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.
The Capital Income Fund and the High Yield Fund shares will normally begin to earn dividends on the business day after payment is received by the Trust. The Capital Income Fund and the High Yield Fund shares will normally earn dividends through the date of redemption. The Capital Income Fund and the High Yield Fund shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.
Dividends paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class A shares are expected to be lower than dividends on Class I shares as a result of the distribution fees applicable to Class A shares.
If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.
The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends and/or distributions may be reinvested automatically in shares of a Fund at NAV without a sales charge or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with a Fund, contact your dealer or intermediary about which option you would like. If your account is with the transfer agent and you would like to receive dividends in cash, contact the transfer agent by telephone or in writing at least five (5) days prior to the record date of the next distribution. If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the then current NAV for that class of the Fund and to reinvest all subsequent distributions. The federal income tax treatment of distributions will be the same whether they are paid in cash or reinvested in additional shares.
You may be subject to federal income tax on distributions from a Fund, whether you receive them in cash or additional shares. Distributions from a Fund’s net investment income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long you may have held shares of the Funds. Distributions from a Fund may also be subject to foreign, state and local income taxes.
Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders and paid by the Fund on December 31 of the year in which the distribution was declared.

Appendix C-17

If you purchase shares of a Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”
If you redeem Fund shares or exchange them for shares of another Hotchkis & Wiley Fund, you generally will be treated as having sold your shares and may recognize a taxable gain or loss for federal income tax purposes, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. Long-term capital gains are taxable to individuals and other non-corporate taxpayers at a maximum federal income tax rate of 20%. Your ability to utilize capital losses may be limited.
An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of shares of a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. A Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such a deduction or credit.
If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, a Fund’s ordinary income dividends (which may include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.
By law, each Fund must withhold 24% of your dividends and redemption proceeds if the taxpayer identification number or social security number you have provided is incorrect, you fail to make certain required certifications and/or if a Fund receives notification from the IRS requiring backup withholding.
This section summarizes some of the consequences under current federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences to you of an investment in a Fund under all applicable tax laws, including federal, state, foreign and local tax laws.
DISTRIBUTION OF SHARES
The distribution plan for the Class A shares (the “Distribution Plan”) provides that each Fund pays a distribution and service fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets of the Class A shares of the relevant Fund, in order to compensate the distribution coordinator, as appointed by the Board of Trustees from time to time (the “Distribution Coordinator”), and selected securities brokers or other financial intermediaries in connection with providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to securities brokers and other intermediaries for selling Class A shares of that Fund. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which distribution and service fees are paid.
The Funds’ Distribution Plan is subject to the provisions of Rule 12b-1 under the 1940 Act. In their consideration of the Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to each Fund and its shareholders. The Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees then in office. In approving the Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is a reasonable likelihood that the Distribution Plan will benefit

Appendix C-18

the Funds and their shareholders. The Distribution Plan can be terminated as to a class of a Fund at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. The Distribution Plan cannot be amended to increase materially the amount to be spent by a Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that a Fund preserve copies of the Distribution Plan and any report made pursuant to such Plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.
Among other things, the Distribution Plan provides that the Distribution Coordinator shall provide and the Trustees shall review quarterly reports of the disbursement of the distribution and service fees paid under the Plan. Payments under the Distribution Plan are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plan may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Distribution Plan.

Appendix C-19

Appendix D
FINANCIAL HIGHLIGHTS
It is anticipated that following the Reorganization, the Hotchkis & Wiley High Yield Fund will be the accounting survivor of the Hotchkis & Wiley Capital Income Fund. The following financial highlights are intended to help you understand the Hotchkis & Wiley Capital Income Fund’s financial performance for the fiscal periods shown below compared to the financial performance of the Hotchkis & Wiley High Yield Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial highlights tables show the Funds’ financial performance for the fiscal years ended June 30, 2015, 2016, 2017, 2018 and 2019. This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request. Financial highlights are not available for share classes that are not currently offered. The financial statements and financial highlights relating to the Acquired Fund and the Acquiring Fund have been incorporated by reference into the SAI. The information for the six-month period ended December 31, 2019 is unaudited.

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Capital Income Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement /waiver	Expenses, before reimbursement /waiver	Net investment income
Class I
Six months ended 12/31/2019*	$12.03	$0.22	$0.25	$0.47	$(0.27)	$—	$(0.27)	$12.23	3.98%	$10,769	0.80%[3]	1.50%[3]	3.74%[3]
Year ended 6/30/2019	12.84	0.41	(0.81)	(0.40)	(0.41)	—	(0.41)	12.03	-3.13	13,804	0.80	1.35	3.37
Year ended 6/30/2018	12.51	0.45	0.37	0.82	(0.49)	—	(0.49)	12.84	6.71	20,005	0.80	1.26	3.55
Year ended 6/30/2017	10.56	0.45	2.00	2.45	(0.50)	—	(0.50)	12.51	23.54	20,582	0.80	1.27	3.83
Year ended 6/30/2016	12.22	0.51	(1.13)	(0.62)	(0.54)	(0.50)	(1.04)	10.56	-4.77	20,873	0.80	1.18	4.63
Year ended 6/30/2015	12.85	0.47	(0.38)	0.09	(0.52)	(0.20)	(0.72)	12.22	0.69	33,958	0.80	1.05	3.75

Class A
Six months ended 12/31/2019*	12.56	0.22	0.27	0.49	(0.26)	—	(0.26)	12.79	3.93	11,690	1.05[3]	1.79[3]	3.49[3]
Year ended 6/30/2019	13.36	0.40	(0.83)	(0.43)	(0.37)	—	(0.37)	12.56	-3.17	12,890	1.05	1.60	3.16
Year ended 6/30/2018	13.01	0.43	0.38	0.81	(0.46)	—	(0.46)	13.36	6.34	16,810	1.05	1.51	3.28
Year ended 6/30/2017	10.97	0.44	2.07	2.51	(0.47)	—	(0.47)	13.01	23.17	21,171	1.05	1.52	3.56
Year ended 6/30/2016	12.65	0.50	(1.17)	(0.67)	(0.51)	(0.50)	(1.01)	10.97	-4.99	17,309	1.05	1.43	4.36
Year ended 6/30/2015	13.24	0.44	(0.35)	0.09	(0.48)	(0.20)	(0.68)	12.65	0.73	42,398	1.05	1.30	3.39

	Six Months Ended	Year Ended June 30,
	December 31, 2019*	2019	2018	2017	2016	2015
Portfolio turnover rate	12%	43%	46%	71%	93%	62%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimburse-ment /waiver	Expenses, before reimburse-ment /waiver	Net investment income
Class I
Six months ended 12/31/2019*	$11.69	$0.34	$(0.16)[4]	$0.18	$(0.34)	$—	$(0.34)	$11.53	1.62%	$1,696,947	0.70%[3]	0.75%[3]	5.95%[3]
Year ended 6/30/2019	11.90	0.69	(0.21)[4]	0.48	(0.69)	—	(0.69)	11.69	4.19	1,825,782	0.70	0.75	5.87
Year ended 6/30/2018	12.26	0.72	(0.37)[4]	0.35	(0.71)	—	(0.71)	11.90	2.87	1,918,320	0.70	0.74	5.93
Year ended 6/30/2017	11.47	0.75	0.79[4]	1.54	(0.75)	—	(0.75)	12.26	13.75	2,091,104	0.70	0.74	6.22
Year ended 6/30/2016	12.51	0.76	(0.94)[4]	(0.18)	(0.77)	(0.09)	(0.86)	11.47	-1.12	1,884,613	0.70	0.74	6.59
Year ended 6/30/2015	13.37	0.70	(0.75)[4]	(0.05)	(0.71)	(0.10)	(0.81)	12.51	-0.26	2,060,504	0.70	0.73	5.56

Class A
Six months ended 12/31/2019*	11.62	0.33	(0.16)[4]	0.17	(0.33)	—	(0.33)	11.46	1.48	196,151	0.95[3]	1.02[3]	5.67[3]
Year ended 6/30/2019	11.83	0.65	(0.20)[4]	0.45	(0.66)	—	(0.66)	11.62	3.92	303,367	0.95	1.00	5.62
Year ended 6/30/2018	12.18	0.69	(0.37)[5]	0.32	(0.67)	—	(0.67)	11.83	2.68	466,960	0.95	0.99	5.69
Year ended 6/30/2017	11.40	0.72	0.78[4]	1.50	(0.72)	—	(0.72)	12.18	13.42	566,806	0.95	0.99	5.99
Year ended 6/30/2016	12.43	0.73	(0.94)[4]	(0.21)	(0.73)	(0.09)	(0.82)	11.40	-1.34	603,081	0.95	0.99	6.35
Year ended 6/30/2015	13.29	0.67	(0.75)[5]	(0.08)	(0.68)	(0.10)	(0.78)	12.43	-0.54	682,129	0.95	0.98	5.31

	Six Months Ended	Year Ended June 30,
	December 31, 2019*	2019	2018	2017	2016	2015
Portfolio turnover rate	23%	41%	38%	46%	45%	44%

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.

[2]
Total returns exclude the effects of sales charges. The Fund’s investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. Returns for periods less than one year are not annualized.

[3]	Annualized.

[4]	Redemption fees per share were less than $0.005.

[5]	Includes redemption fees per share of $0.01.
*     Unaudited

PART B
The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION, SUBJECT TO CHANGE,
DATED [ ], 2020

STATEMENT OF ADDITIONAL INFORMATION
[ ], 2020
REORGANIZATION OF
Hotchkis & Wiley Capital Income Fund
(A series of Hotchkis & Wiley Funds)

IN EXCHANGE FOR SHARES OF
Hotchkis & Wiley High Yield Fund
(A series of Hotchkis & Wiley Funds)

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-HW-FUNDS (1-866-493-8637)
This Statement of Additional Information dated [ ], 2020 (the “SAI”) is not a prospectus. An Information Statement/Prospectus dated [ ], 2020 (the “Information Statement/Prospectus”) related to the above referenced matter may be obtained from Hotchkis & Wiley Funds (the “Trust”) by writing to or calling the Trust at the address and telephone number shown above. This SAI should be read in conjunction with such Information Statement/Prospectus.
You should rely only on the information contained in this SAI and the Information Statement/Prospectus. The Trust has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

Part B-1

Incorporation by Reference

Further information is included in the Information Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI. Copies of the Information Statement/Prospectus and the documents listed below may be obtained upon request, and without charge, by writing to Trust at the address and telephone number shown above.
The following documents are incorporated by reference into this SAI:

•
The Statement of Additional Information dated August 29, 2019, only insofar as it relates to the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (on file with the SEC (http://www.sec.gov) (File Nos. 811-10487; 333-68740) (Accession No. 0000894189-19-005946)), as supplemented April 30, 2020 and May 13, 2020 (on file with the SEC (http://www.sec.gov) (File No. 333-68740) (Accession Nos. 0000894189-20-003348; 0000894189-20-003753)), is incorporated by reference.

•
The Annual Report on Form N-CSR of Hotchkis & Wiley Funds for the fiscal year ended June 30, 2019 only insofar as it relates to the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (on file with the SEC (http://www.sec.gov) (File No. 811-10487) (Accession No. 0001104659-19-04790)), is incorporated by reference.

•
The Semi-Annual Report on Form N-CSRS of Hotchkis & Wiley Funds for the fiscal period ended December 31, 2019 only insofar as it relates to the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (on file with the SEC (http://www.sec.gov) (File No. 811-10487) (Accession No. 0001104659-20-026989)), is incorporated by reference.

Part B-2

PRO FORMA FINANCIAL INFORMATION
Under the Agreement and Plan of Reorganization (the “Reorganization Agreement”), the Hotchkis & Wiley Capital Income Fund (the “Acquired Fund” or the “Capital Income Fund”) is proposed to be reorganized into the Hotchkis & Wiley High Yield Fund (the “Acquiring Fund” or the “High Yield Fund”) (each, a “Fund,” and together, the “Funds”) (the “Reorganization”).
The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and the Acquiring Fund for the six-month period ended December 31, 2019 (annualized). The unaudited pro forma information provided herein should be read in conjunction with the Prospectus and the historical financial statements of the Acquired Fund and the Acquiring Fund, which are available in the annual report to shareholders for the fiscal year ended June 30, 2019 for the Acquired Fund and the Acquiring Fund and in the semi-annual report to shareholders for the fiscal period ended December 31, 2019 for the Acquired Fund and the Acquiring Fund.
Actual financial information will depend on market conditions at the time of the Reorganization and may vary significantly from the information shown, particularly in light of uncertainties regarding the current health crisis resulting from the novel coronavirus known as COVID-19 and the economic and financial repercussions of such crisis.
Narrative Description of the Pro Forma Effects of the Reorganization
The unaudited pro forma information for the six-month period ended December 31, 2019 (annualized), has been prepared to give effect to the proposed Reorganization pursuant to the Reorganization Agreement as if it had been consummated at the beginning of the six-month period ended December 31, 2019.
Basis of Pro Forma Financial Information
On May 12, 2020, the Funds’ Board of Trustees (the “Board”) approved the Reorganization Agreement whereby (1) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class I and Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (2) the pro rata distribution, by class, of the Acquiring Fund shares received by the Acquired Fund to the Acquired Fund shareholders in complete liquidation and termination of the Acquired Fund. The Reorganization is expected to close on or about the end of business on June 26, 2020.
The Acquiring Fund shares to be issued to the Acquired Fund shareholders will have an aggregate net asset value equal to the aggregate value of the net assets that the Acquiring Fund receives from the Acquired Fund Shares, as determined pursuant to the terms of the Reorganization Agreement. All Acquiring Fund shares to be delivered to the Acquired Fund will be delivered at net asset value without a sales load, commission, or other similar fee being imposed. The Reorganization is expected to be tax-free for U.S. federal income tax purposes; therefore, no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Reorganization.
Under generally accepted accounting principles generally accepted in the United States of America (U.S. GAAP), the historical cost of investment securities will be carried forward to the surviving entity, and the results of operations of the surviving fund for pre-reorganization periods will not be restated. The Acquiring Fund will be the surviving fund for accounting purposes.

Part B-3

Table 1 – Reorganization Shares

The Acquired Fund (the Acquired Fund is a series of Hotchkis & Wiley Funds)	Reorganizes Into	The Acquiring Fund (the Acquiring Fund is a series of Hotchkis & Wiley Funds)	Number of Acquiring Fund Shares (assuming Reorganization occurred on December 31, 2019)
Hotchkis & Wiley Capital Income Fund	→	Hotchkis & Wiley High Yield Fund
Class I: HWIIX		Class I: HWHIX	148,114,477
Class A: HWIAX		Class A: HWHAX	18,134,335
Table 2 – The Acquired Fund’s and Acquiring Fund’s Net Assets as of December 31, 2019
The following table sets forth the net assets of the Capital Income Fund and the High Yield Fund, and on a pro forma basis the successor High Yield Fund, as of December 31, 2019 after giving effect to the Reorganization. Information regarding the Class C and Class Z shares for the Capital Income Fund has been omitted because the class is not currently available for purchase and does not have any shareholders or assets.

Fund Capitalization as of December 31, 2019	Net Assets	Shares Outstanding	Net Asset Value Per Share

Hotchkis & Wiley Capital Income Fund
Class I	$10,768,558	880,322	$12.23
Class A	$11,690,496	914,378	$12.79

Hotchkis & Wiley High Yield Fund
Class I	$1,696,946,863	147,180,517	$11.53
Class A	$196,150,989	17,114,222	$11.46

Adjustments
Class I(1)	—	53,638	—
Class A(1)	—	105,735	—

Hotchkis & Wiley High Yield Fund (Pro Forma)
Class I	$1,707,715,421	148,114,477	$11.53
Class A	$207,841,485	18,134,335	$11.46
(1)     The increase in Shares Outstanding is due to the net assets of the Capital Income Fund purchasing shares of the High Yield Fund.

Part B-4

The actual and pro forma net expense ratios for the fiscal year ended June 30, 2019 were as follows.

Net Expense Ratio(1)	Acquired Fund: Hotchkis & Wiley Capital Income Fund	Acquiring Fund: Hotchkis & Wiley High Yield Fund	Hotchkis & Wiley High Yield Fund (pro forma)
Class I	0.80%	0.70%	0.70%
Class A	1.05%	0.95%	0.95%
(1) For the Acquired Fund, Hotchkis & Wiley Capital Management, LLC (the “Advisor”) has contractually agreed to waive management fees and/or reimburse fund expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 31, 2021 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits: Class I - 0.80% and Class A - 1.05%. For the Acquiring Fund, the Advisor has contractually agreed to waive management fees and/or reimburse fund expenses (excluding sales loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, if any, expenses incurred in connection with any merger or reorganization and extraordinary expenses) through August 31, 2021 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits: Class I - 0.70% and Class A - 0.95%. An expense limitation agreement may only be terminated with the consent of the Board of Trustees.
Accounting Policy
No significant accounting policies (including valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended) will change as a result of the proposed Reorganization. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.
Accounting Survivor
After giving effect to the proposed Reorganization, the Acquiring Fund will be the accounting survivor. After the Reorganization, the Acquiring Fund will have the same portfolio management team, investment objective, principal investment strategies, expense structure, and investment policies, restrictions and limitations as it did prior to the Reorganization and as described in the Information Statement/Prospectus and the Acquiring Fund’s prospectus dated August 29, 2019, as supplemented.

Part B-5

Repositioning
Due to the Acquired Fund’s holding of equity securities, the Acquired Fund expects to reposition approximately 53% of its portfolio assets prior to the Reorganization. Therefore, the Acquired Fund will incur costs related to the repositioning of the Acquired Fund’s portfolio in the form of brokerage commissions and other trading-related costs. The Advisor estimates brokerage commission and other trading-related costs of approximately $12,000 in the aggregate or $0.012 per share based on the Acquired Fund’s portfolio as of May 14, 2020.
The Advisor may continue to buy or sell portfolio securities for the Acquiring Fund in the normal course of business.
Federal Income Taxes
The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.
No gain or loss generally is recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by such Acquiring Fund of all of the liabilities of the Acquired Fund, or upon the distribution of the shares of the Acquiring Fund by the Acquired Fund to its shareholders in termination of the Acquired Fund.

2.	No gain or loss generally is recognized by the Acquired Fund’s shareholders upon the exchange of the shares of the Acquired Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.

3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund. A Fund’s tax-basis distributable earnings are determined only at the end of each fiscal year.
The High Yield Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. At June 30, 2019, the Acquired Fund had short-term capital loss carryforwards of $287,132, with no expiration. At June 30, 2019, the Acquiring Fund had short-term capital loss carryforwards of $914,699, with no expiration, and long-term capital loss carryforwards of $122,026,696, with no expiration.
Reorganization Expenses
Management estimates that the expenses associated with the Reorganization will be approximately $125,000. Such expenses include, without limitation: (a) expenses associated with the preparation, filing, printing and mailing of this Information Statement/Prospectus; (b) accounting fees; and (c) legal fees. The Advisor will pay the costs of the Reorganization (other than brokerage transaction costs associated with portfolio repositioning) whether or not the Reorganization is completed.
Determination of Net Asset Value
The net asset value (“NAV”) of the shares of all classes of each Fund is determined once daily Monday through Friday as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading based on prices at the time of the close of regular trading. Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.
NAV per share of a class of a Fund is computed by dividing the value of the securities held by that Fund plus any cash or other assets (including interest and dividends accrued but not yet received) attributable to that class, minus all liabilities (including accrued expenses) attributable to that class, by the total number of shares outstanding in that class at such time, rounded to the nearest cent. Due to the fact that different expenses are charged to the Class I, Class A, Class C, and Class Z shares of a Fund, the NAV of the classes of a Fund may vary. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. Expenses, including the fees payable to the Advisor, are accrued daily.

Part B-6

The per share NAV of Class A shares generally will be lower than the per share NAV of Class I shares, reflecting the daily expense accruals of the distribution and service fees applicable with respect to Class A shares. It is expected, however, that the per share NAV of all classes of each Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.
Portfolio securities are valued by an independent pricing agent to the extent possible. In determining the NAV of each Fund’s shares, equity securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market (“NSM”) (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the NYSE (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market.
Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued at the mean between the bid and asked prices on the basis of information from independent pricing services, which take into account appropriate factors such as institutionalized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, but may also be valued based on reported transactions or a broker-dealer quotation. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models.
Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale price as of the close of the exchanges or, if no sales are reported on a particular business day, the average of the last reported bid and ask quotations across the exchanges on which the option is traded will be used. Non-exchange traded options will be valued at the average of the last bid and ask quotations.
Trading in securities listed on foreign securities exchanges or over-the-counter markets is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. As described below, the Board has adopted valuation procedures that provide for the use of fair value pricing for foreign securities as of the close of the NYSE. The Trust’s use of fair value pricing is designed to more accurately determine the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage.
Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.
Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by the Advisor under guidelines established by and under the general supervision and responsibility of the Board of Trustees. The Board has approved the use of a third-party vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. The vendor provides fair values for such securities based on certain quantitative factors and methods which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. Each Fund will value its non-U.S. securities with fair values provided by the vendor if there is a movement in the U.S. market that exceeds certain thresholds or tolerances established by the Advisor. The vendor may not be able to provide fair values for certain securities, including securities of companies in emerging markets. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices, and the proceeds received upon disposal of such securities may differ from their recorded value.
Each investor in each Fund may add to or reduce his or its investment in that Fund on each day the NYSE is open for trading. The value of each investor’s interest in each Fund will be determined as of the close of regular trading

Part B-7

on the NYSE by multiplying the NAV of that Fund by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Fund. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in that Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in the Fund after the close of regular trading on the NYSE on the next determination of NAV of that Fund. In addition, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order.

Part B-8

PART C
OTHER INFORMATION
Item 15.    Indemnification
As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Sections 2, 3 and 4 of Article VII of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”) (Exhibit (1)(a) to this Registration Statement), Trustees, officers, employees and agents of the Trust will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.

Article VII, Sections 2 and 3 of the Declaration of Trust provide, inter alia, that no Trustee of the Registrant shall be liable to the Registrant, its holders, or to any other Trustee for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

Article VII, Section 2 of the Declaration of Trust provides:

Section 2. Indemnification and Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, advisor, sub-advisor or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Series that such person extended credit to, contracted with or has a claim against, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or her capacity as Trustee or Trustees and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Article 11, Section 3 of the Registrant’s By-laws further provides:

Section 3. Limitations, Settlements. No indemnification shall be provided hereunder to an agent:

(1)    who shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or

Part C-1

(2)    with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such agent was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such agent did not engage in disabling conduct:

(i)	by the court or other body before which the proceeding was brought;

(ii)
by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts as opposed to a full trial-type inquiry); or

(i)
by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to an agent with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the agent was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such agent has been charged.

As permitted by Article VII, Section 4 of the Declaration of Trust, the Trustees may maintain insurance for Trustees, officers, employees and agents in the amount the Trustees deem adequate.

Each Trustee has entered into an indemnification agreement (each, an “Indemnification Agreement”) with the Registrant (Exhibit (h)(vi) to this Registration Statement) which provides that the Registrant shall indemnify and hold harmless the Trustee against any expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Registrant, to the fullest extent permitted by the Declaration of Trust and By-laws of the Registrant, the Delaware Statutory Trust Act, the Securities Act of 1933, as amended, and the 1940 Act. Each Trustee shall be indemnified against such expenses unless the Trustee is subject to such expenses by reason of the Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as defined in Section 17(f) of the 1940 Act.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and By-laws and the Indemnification Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 16.    Exhibits

Exhibit No.	Exhibit
(1)(a)
Agreement and Declaration of Trust dated July 23, 2001 was previously filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A on August 27, 2004, and is incorporated herein by reference.

(1)(b)	Certificate of Trust dated July 23, 2001, was previously filed with the Initial Registration Statement on Form N-1A on August 30, 2001, and is incorporated herein by reference.
(1)(c)
Written Instrument Amending the Agreement and Declaration of Trust dated August 16, 2016 was previously filed with Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A on August 29, 2016, and is incorporated herein by reference.

(2)	Amended and Restated By-Laws – filed herewith.
(3)	Not applicable.
(4)
A copy of the Agreement and Plan of Reorganization between Hotchkis & Wiley Funds on behalf of Hotchkis & Wiley Capital Income Fund, Hotchkis & Wiley High Yield Fund, and Hotchkis & Wiley Capital Management, LLC dated [ 2020] is attached to Part A of form N-14 as an appendix.

Part C-2

Exhibit No.	Exhibit
(5)	Instruments Defining Rights of Shareholders were previously filed with the Registration Statement on Form N-1A on August 30, 2001, and are incorporated herein by reference.
(6)(a)
Investment Advisory Agreement dated February 5, 2009, relating to the Hotchkis & Wiley High Yield Fund was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

(6)(b)
Investment Advisory Agreement dated November 17, 2010, relating to the Hotchkis & Wiley Capital Income Fund was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

(7)(a)
Distribution Agreement dated February 18, 2005, was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on August 29, 2005, and is incorporated herein by reference.

(7)(b)
Amendment dated August 15, 2005, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on August 29, 2005, and is incorporated herein by reference.

(7)(c)
Second Amendment dated February 6, 2006, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N‑1A on August 29, 2006, and is incorporated herein by reference.

(7)(d)
Third Amendment dated January 1, 2008, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N‑1A on August 29, 2008, and is incorporated herein by reference.

(7)(e)
Fourth Amendment dated February 5, 2009, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

(7)(f)
Fifth Amendment dated November 17, 2010, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

(7)(g)
Sixth Amendment dated November 19, 2012 to the Distribution Agreement was previously filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on December 28, 2012, and is incorporated herein by reference.

(7)(h)
Seventh Amendment dated May 14, 2014 to the Distribution Agreement was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

(7)(i)
Eighth Amendment dated November 17, 2015 to the Distribution Agreement was previously filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on December 28, 2015, and is incorporated herein by reference.

(7)(j)	Form of Novation Agreement dated March 31, 2020 – filed herewith.
(8)	Not applicable.
(9)(a)
Custodian Agreement dated October 10, 2001, was previously filed with Pre‑Effective Amendment No. 1 to the Registration Statement on Form N-1A on October 19, 2001, and is incorporated herein by reference.

(9)(b)
First Amendment dated October 26, 2005, to the Custodian Agreement was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N‑1A on August 29, 2006, and is incorporated herein by reference.

(9)(c)
Revised Global Custody Fee Schedule dated November 1, 2007, to the Custodian Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N‑1A on August 29, 2008, and is incorporated herein by reference.

(9)(d)
Appendix A to the Custodian Agreement dated November 17, 2015, was previously filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on December 28, 2015, and is incorporated herein by reference.

(10)(a)
Distribution Plan pursuant to Rule 12b-1 dated February 14, 2017 was previously filed with Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A on April 10, 2017, and is incorporated herein by reference.

Part C-3

Exhibit No.	Exhibit
(10)(b)	Plan Pursuant to Rule 18f-3 was previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on August 29, 2019 and is incorporated herein by reference.
(10)(c)	Reserved
(11)	Opinion and Consent issued by Vedder Price P.C. regarding the validity of shares to be issued – filed herewith.
(12)	Opinion and Consent of Vedder Price P.C. regarding certain tax matters for the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund – To be filed by amendment.
(13)(a)(i)
Fund Administration Servicing Agreement dated February 18, 2005, was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N‑1A on August 29, 2005, and is incorporated herein by reference.

(13)(a)(ii)
First Amendment dated February 8, 2006, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on August 29, 2006, and is incorporated herein by reference.

(13)(a)(iii)
Addendum dated August 23, 2006, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on August 29, 2006, and is incorporated herein by reference.

(13)(a)(iv)
Amendment dated January 1, 2008, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N‑1A on August 29, 2008, and is incorporated herein by reference.

(13)(a)(v)
Amendment dated February 5, 2009, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

(13)(a)(vi)
Amendment dated May 12, 2010 to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on August 27, 2010, and is incorporated herein by reference.

(13)(a)(vii)
Amendment dated November 17, 2010, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

(13)(a)(viii)
Amendment dated November 19, 2012 to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on December 28, 2012, and is incorporated herein by reference.

(13)(a)(ix)
Amendment dated May 14, 2014 to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

(13)(a)(x)
Amendment dated November 17, 2015 to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on December 28, 2015, and is incorporated herein by reference.

(13)(a)(xi)
Amendment dated October 1, 2018 to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on August 29, 2019 and is incorporated herein by reference.

(13)(b)(i)
Transfer Agent Servicing Agreement dated October 19, 2001, was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on October 19, 2001, and is incorporated herein by reference.

(13)(b)(ii)
First Amendment dated July 24, 2002, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A on August 27, 2002, and is incorporated herein by reference.

(13)(b)(iii)
Amendment dated October 1, 2003, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on August 29, 2005, and is incorporated herein by reference.

(13)(b)(iv)
Amendment dated January 6, 2004, to the Fund Accounting, Sub-Administration and Transfer Agent Servicing Agreements was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on August 29, 2005, and is incorporated herein by reference.

Part C-4

Exhibit No.	Exhibit
(13)(b)(v)
Exhibit A dated August 25, 2004, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A on August 27, 2004, and is incorporated herein by reference.

(13)(b)(vi)
Amendment dated October 25, 2004, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N‑1A on August 29, 2008, and is incorporated herein by reference.

(13)(b)(vii)
Addendum dated September 7, 2007, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N‑1A on August 29, 2008, and is incorporated herein by reference.

(13)(b)(viii)
Amendment dated January 1, 2008, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N‑1A on August 29, 2008, and is incorporated herein by reference.

(13)(b)(ix)
Amendment dated February 5, 2009, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

(13)(b)(x)
Amendment dated November 17, 2010, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

(13)(b)(xi)
Amendment dated November 19, 2012 to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on December 28, 2012, and is incorporated herein by reference.

(13)(b)(xii)
Amendment dated May 14, 2014 to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

(13)(b)(xiii)
Amendment dated August 20, 2015 to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on December 28, 2015, and is incorporated herein by reference.

(13)(b)(xiv)
Amendment dated November 17, 2015 to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on December 28, 2015, and is incorporated herein by reference.

(13)(b)(xv)
Amendment dated October 1, 2018 to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on August 29, 2019, and is incorporated herein by reference.

(13)(c)(i)
Amended and Restated Fund Accounting Servicing Agreement dated October 26, 2005, was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on August 29, 2006, and is incorporated herein by reference.

(13)(c)(ii)
Amendment dated January 1, 2008, to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N‑1A on August 29, 2008, and is incorporated herein by reference.

(13)(c)(iii)
Amendment dated February 5, 2009, to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

(13)(c)(iv)
Amendment dated May 12, 2010 to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on August 27, 2010, and is incorporated herein by reference.

(13)(c)(v)
Amendment dated November 17, 2010, to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

(13)(c)(vi)
Amendment dated November 19, 2012, to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on December 28, 2012, and is incorporated herein by reference.

(13)(c)(vii)
Amendment dated May 14, 2014 to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

Part C-5

Exhibit No.	Exhibit
(13)(c)(viii)
Amendment dated November 17, 2015 to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on December 28, 2015, and is incorporated herein by reference.

(13)(c)(ix)
Amendment dated October 1, 2018 to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on August 29, 2019, and is incorporated herein by reference.

(13)(d)	Operating Expense Limitation Agreement – filed herewith.
(14)	Consent of Independent Registered Public Accounting Firm Deloitte & Touche LLP is – filed herewith.
(15)	Not applicable.
(16)
Power of Attorney dated August 29, 2017 was previously filed with Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A on August 29, 2017, and is incorporated herein by reference.

(17)	Not applicable.

Item 17.    Undertakings

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 upon closing of the Reorganization.

Part C-6

SIGNATURES
As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Los Angeles and State of California on the15th day of May, 2020.

HOTCHKIS & WILEY FUNDS
By:	/s/ Anna Marie Lopez
Anna Marie Lopez
President
As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Randall H. Breitenbach*	Trustee	May 15, 2020
Randall H. Breitenbach

/s/ Alejandra C. Edwards*	Trustee	May 15, 2020
Alejandra C. Edwards

/s/ Marcy Elkind*	Trustee	May 15, 2020
Marcy Elkind

/s/ Robert Fitzgerald*	Trustee	May 15, 2020
Robert Fitzgerald

/s/ George H. Davis, Jr.*	Trustee	May 15, 2020
George H. Davis, Jr.

/s/ H. Thomas Hicks*	Trustee	May 15, 2020
H. Thomas Hicks

/s/ Anna Marie Lopez	Principal Executive Officer	May 15, 2020
Anna Marie Lopez

/s/ James Menvielle	Principal Financial and	May 15, 2020
James Menvielle	Accounting Officer

*By: /s/ Anna Marie Lopez		May 15, 2020
Anna Marie Lopez * Attorney-in-fact pursuant to the Power of Attorney previously filed and incorporated by reference.

C-7

EXHIBIT INDEX

Exhibit Number	Description
EX.(2)	Amended and Restated By-laws
EX.(7)(J)	Form of Novation Agreement dated March 31, 2020
EX.(11)	Opinion and Consent issued by Vedder Price P.C.
EX.(13.D)	Operating Expense Limitation Agreement
EX.(14)	Consent of Independent Registered Public Accounting Firm Deloitte & Touche LLP

C-8